Exhibit 10.2
EXECUTION VERSION

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

INVESTMENT AGREEMENT
Dated as of March 8, 2016
by and between
AIR TRANSPORT SERVICES GROUP, INC.
and
AMAZON.COM, INC.

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

TABLE OF CONTENTS
Page
ARTICLE I

WARRANT ISSUANCE; CLOSING

1.1.	Warrant Issuance 1

1.2.	Closing 2

1.3.	Interpretation 3
ARTICLE II

REPRESENTATIONS AND WARRANTIES

2.1.	Disclosure 3

2.2.	Representations and Warranties of the Company 5

2.3.	Representations and Warranties of Amazon 12
ARTICLE III

COVENANTS

3.1.	Efforts 14

3.2.	Public Announcements 18

3.3.	Expenses 18

3.4.	Stockholder Approval 19

3.5.	Tax Treatment 20

3.6.	Change of Control Transaction 21
ARTICLE IV

ADDITIONAL AGREEMENTS

4.1.	Acquisition for Investment 21

4.2.	Legend 21

4.3.	Anti-takeover Provisions and Rights Plan 22
ARTICLE V

MISCELLANEOUS

5.1.	Termination of This Agreement; Other Triggers 22

i

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

5.2.	Amendment 23

5.3.	Waiver of Conditions 23

5.4.	Counterparts and Facsimile 24

5.5.	Governing Law; Submission to Jurisdiction; WAIVER OF JURY TRIAL 24

5.6.	Notices 25

5.7.	Entire Agreement, Etc 26

5.8.	Definitions of “subsidiary” and “Affiliate” 26

5.9.	Assignment 26

5.10.	Severability 27

5.11.	No Third Party Beneficiaries 27

5.12.	Specific Performance 27

LIST OF ANNEXES

ANNEX A:	Form of Air Transportation Agreements

ANNEX B:	Form of Stockholders Agreement

ANNEX C:	Forms of Warrant

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

INDEX OF DEFINED TERMS
Term    Page

Affiliate	27

Agreement	1

Air Transportation Agreements	1

Amazon	1

Anti-takeover Provisions	12

Antitrust Laws	9

Bankruptcy Exceptions	8

Beneficial Owner	14

Beneficial Ownership	14

Beneficially Own	14

Business Day	3

Charter Amendment	8

Citizen of the United States	6

Closing	2

Commission	5

Common Stock	1

Company	1

Company Benefit Plan	12

Company Disclosure Letter	5

Company Stock Plans	6

Company Stockholder Meeting	19

Company Stockholders	19

Confidentiality Agreement	27

Control	28

Controlled	28

Controlling	28

DOT	6

DOT Approval	18

DOT Regulations	6

Effect	4

Exchange Act	5

Exercise Approval	13

FAA	6

GAAP	4

Governmental Entity	9

HSR Act	9

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

HSR Filing Date	15

Initial Antitrust Clearance	16

Initial Antitrust Filings	15

Initial Communications Materials	19

Initial Filing Transaction	15

Law	4

Material Adverse Effect	4

NASDAQ Authorization	8

Operating Authority	6

Order	4

Other Antitrust Filings	16

Preferred Stock	6

Previously Disclosed	5

Requisite Stockholder Approvals	20

SEC Reports	5

Securities Act	6

SOX	11

Stockholders Agreement	1

subsidiary	27

Transaction Documents	5

Transaction Litigation	18

Warrant Issuance	2

Warrant Shares	2

Warrant-A	2

Warrant-B	2

Warrant-B-1	2

Warrant-B-2	2

Warrants	2

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

This INVESTMENT AGREEMENT, dated as of March 8, 2016 (this “Agreement”), is by and between Air Transport Services Group, Inc., a Delaware corporation (the “Company”), and Amazon.com, Inc., a Delaware corporation (“Amazon”).
RECITALS:
WHEREAS, subject to the terms and conditions hereof, each of the Company and Amazon has determined it to be advisable and in the best interests of their respective companies and stockholders to enter into certain commercial arrangements as further set forth herein, including by entering into, at the Closing, (i) an Air Transportation Services Agreement by and between Airborne Global Solutions, Inc. and Amazon Fulfillment Services, Inc., (ii) the Aircraft Lease Agreements by and between Cargo Aircraft Management, Inc. and Amazon Fulfillment Services, Inc., (iii) the Aircraft Sublease Agreements by and between Air Transport International, Inc. or ABX Air, Inc. (as applicable) and Amazon Fulfillment Services, Inc., and (iv) Work Orders by and between Air Transport International, Inc. or ABX Air, Inc. (as applicable) and Amazon Fulfillment Services, Inc., with respect to the first five Boeing 767-200 aircraft to be operated thereunder, in each case, in the forms attached hereto as Annex A (collectively, the “Air Transportation Agreements”);
WHEREAS, in connection with the transactions contemplated hereby, and subject to the terms and conditions hereof, the Company desires to issue to Amazon, and Amazon desires to acquire from the Company, at the Closing, warrants to purchase shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”); and
WHEREAS, the parties will, at the Closing, enter into a Stockholders Agreement, in the form attached hereto as Annex B (the “Stockholders Agreement”), providing for certain corporate governance and other matters with respect to the Company, and certain other agreements between the Company and Amazon;
NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements set forth herein, and intending to be legally bound, the parties agree as set forth herein.
Article I

WARRANT ISSUANCE; CLOSING
1.1.    Warrant Issuance. On the terms and subject to the conditions set forth in this Agreement, the Company shall issue to Amazon, and Amazon shall acquire from the Company: (a) at the Closing, a warrant to purchase 12,810,629 shares, subject to adjustment in accordance with its terms, of Common Stock in the form attached hereto as

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Annex C-1 (the “Warrant-A”), (b) on the second anniversary of the date hereof (or earlier, as provided in Section 3.6), a warrant to purchase 1,591,333 shares, subject to adjustment in accordance with its terms, of Common Stock in the form attached hereto as Annex C-2 (the “Warrant-B-1”), and (c) on the date that is four years and six months after the date hereof, a warrant to purchase 1,591,333 shares, subject to adjustment in accordance with its terms, of Common Stock in the form attached hereto as Annex C-2 (the “Warrant-B-2” and, together with the Warrant-B-1, the “Warrant-B” and, collectively with Warrant-A and Warrant-B-1, the “Warrants”). The issuance of the Warrants by the Company and the acquisition of the Warrants by Amazon are referred to herein as the “Warrant Issuance” and the shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the “Warrant Shares”.
1.2.    Closing.
(a)    The closing of the Warrant Issuance with respect to the Warrant-A (the “Closing”) shall take place at the offices of Debevoise & Plimpton LLP, 919 Third Avenue, New York, New York 10022, immediately following the execution and delivery of this Agreement.
(b)    At the Closing, the Company shall deliver to Amazon:
(i)    Warrant-A, as evidenced by a duly and validly executed warrant certificate dated as of the date hereof and bearing appropriate legends as hereinafter provided for;
(ii)    the Air Transportation Agreements, duly executed by Airborne Global Solutions, Inc., Cargo Aircraft Management, Inc., Air Transport International, Inc. or ABX Air, Inc. (as applicable); and
(iii)    the Stockholders Agreement, duly executed by the Company.
(c)    At the Closing, Amazon shall deliver to the Company:
(i)    the Air Transportation Agreements, duly executed by Amazon Fulfillment Services, Inc.; and
(ii)    the Stockholders Agreement, duly executed by Amazon.
(d)    On the second anniversary of the date hereof (or, if earlier, as provided in Section 3.6), the Company shall deliver to Amazon Warrant-B-1, as evidenced by a duly and validly executed warrant certificate dated as of the date thereof and bearing appropriate legends as hereinafter provided for.
(e)    On the date that is four years and six months after the date hereof, the Company shall deliver to Amazon Warrant-B-2, as evidenced by a duly and validly

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

executed warrant certificate dated as of the date thereof and bearing appropriate legends as hereinafter provided for.
1.3.    Interpretation. When a reference is made in this Agreement to “Recitals,” “Articles,” “Sections,” “Annexes,” “Schedules” or “Exhibits” such reference shall be to a Recital, Article or Section of, or Annex, Schedule or Exhibit to, this Agreement unless otherwise indicated. The terms defined in the singular have a comparable meaning when used in the plural, and vice versa. References to “herein,” “hereof,” “hereunder” and the like refer to this Agreement as a whole and not to any particular section or provision, unless the context requires otherwise. References to parties refer to the parties to this Agreement. The table of contents and headings contained in this Agreement are for reference purposes only and are not part of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed followed by the words “without limitation.” No rule of construction against the draftsperson shall be applied in connection with the interpretation or enforcement of this Agreement, as this Agreement is the product of negotiation between sophisticated parties advised by counsel. Any reference to a wholly owned subsidiary of a person shall mean such subsidiary is directly or indirectly wholly owned by such person. All references to “$” or “dollars” mean the lawful currency of the United States of America. Except as expressly stated in this Agreement, all references to any statute, rule or regulation are to the statute, rule or regulation as amended, modified, supplemented or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under the statute) and to any section of any statute, rule or regulation include any successor to the section. The term “Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by Law or other governmental actions to close.
ARTICLE II

REPRESENTATIONS AND WARRANTIES
2.1.    Disclosure.
(a)    “Material Adverse Effect” means any change, effect, event, development, circumstance or occurrence (each, an “Effect”) that, taken individually or when taken together with all other applicable Effects, has been, is or would reasonably be expected to be materially adverse to (i) the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, or (ii) the ability of the Company to complete the transactions contemplated the Transaction Documents or to perform its obligations under the Transaction Documents; provided, however, that in no event shall any of the following Effects, alone or in combination, be deemed to constitute, or be taken into account in determining whether there has been, is or would be, a Material Adverse Effect: (A) any change in general global, national or regional economic, market

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

or political conditions; (B) conditions generally affecting the industry and the market in which the Company operates; (C) any change in generally accepted accounting principles in the United States (“GAAP”) or other accounting standards or interpretations thereof, or any changes in statute, law, ordinance, secondary and subordinate legislation, directives, rule (including rules of common law), regulation, ordinance, treaty, permit, authorization or other requirements of any Governmental Entity (each, a “Law”) or judgment, decision, decree, order, settlement, injunction, writ, stipulation, determination or award issued by any Governmental Entity (each, an “Order”), in each case to the extent such change in Law or Order is generally applicable and not specifically directed at the Company or its Subsidiaries; (D) any natural disaster; (E) any act of war (whether or not declared), armed hostilities, sabotage or terrorism, or any material escalation or worsening of any such events, or any national disaster or any national or international calamity; (F) any failure, in and of itself, to meet internal or published projections, forecasts, targets or revenue or earnings predictions for any period, as well as any change, in and of itself, by the Company in any projections, forecasts, targets or revenue or earnings predictions for any period (provided that the underlying causes of such failures (to the extent not otherwise falling within one of the other exceptions in this proviso) may constitute or be taken into account in determining whether there has been, is, or would be, a Material Adverse Effect); (G) any change in the price or trading volume of the Common Stock (provided that the underlying causes of such change (to the extent not otherwise falling within one of the other exceptions in this proviso) may constitute or be taken into account in determining whether there has been, is or would be, a Material Adverse Effect); (H) any seasonal changes in the results of operations of the Company or any of the Company Subsidiaries; or (I) the announcement of this Agreement or the other Transaction Documents, including, to the extent attributable to such announcement, any loss of or adverse change in the relationship, contractual or otherwise, of the Company and its subsidiaries with their respective employees, customers, distributors, licensors, licensees, vendors, lenders, investors, partners or suppliers; provided, further, however, that any Effect referred to in clauses (A) through (E) may be taken into account in determining whether or not there has been, is, or would be, a Material Adverse Effect to the extent such Effect has a disproportionate adverse effect on the Company and its subsidiaries, taken as a whole, as compared to other participants in the industry in which the Company and its subsidiaries operate (in which case any adverse effect(s) to the extent disproportionate may be taken into account in determining whether or not there has been, is or would be a Material Adverse Effect).
(b)    “Previously Disclosed” means information set forth or incorporated in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 or its other reports, statements and forms (including exhibits and other information incorporated therein) filed with or furnished to the Securities and Exchange Commission (the “Commission”) under Sections 13(a), 14(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or under the Securities Act, in each case on or

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

after December 31, 2014 (the “SEC Reports”) (in each case excluding any disclosures set forth in any risk factor section and in any section relating to forward-looking or safe harbor statements), to the extent such SEC Reports are filed or furnished at least five (5) Business Days prior to the execution and delivery of this Agreement.
Each party acknowledges that it is not relying upon any representation or warranty of the other party, express or implied, not set forth in the Transaction Documents. Amazon acknowledges that it has had an opportunity to conduct such review and analysis of the business, assets, condition, operations and prospects of the Company and its subsidiaries, including an opportunity to ask such questions of management and to review such information maintained by the Company and its subsidiaries, in each case as it considers sufficient for the purpose of consummating the transactions contemplated by the Transaction Documents. Amazon further acknowledges that it has had such an opportunity to consult with its own counsel, financial and tax advisers and other professional advisers as it believes is sufficient for purposes of the transactions contemplated by the other Transaction Documents. For purposes of this Agreement, the term “Transaction Documents” refers collectively to this Agreement, the Air Transportation Agreements, the Stockholders Agreement, the Warrants, and any other agreement entered into by and among the parties and/or their Affiliates on the date hereof in connection with the transactions contemplated hereby or thereby, in each case, as amended, modified or supplemented from time to time in accordance with their respective terms.
2.2.    Representations and Warranties of the Company. Except as Previously Disclosed or as disclosed in the disclosure letter (the “Company Disclosure Letter”) delivered by the Company to Amazon prior to the execution of this Agreement, the Company represents and warrants as of the date of this Agreement to Amazon that:
(a)    Organization, Authority and Significant Subsidiaries. The Company (i) has been duly incorporated and is validly existing as a corporation in good standing under the Laws of the State of Delaware, with the corporate power and authority to own its properties and conduct its business in all material respects as currently conducted, and, except as would not constitute a Material Adverse Effect, has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the Laws of each other jurisdiction in which it owns or leases properties, or conducts any business so as to require such qualification, (ii) is a “Citizen of the United States” (“Citizen of the United States”) as defined by Section 40102(a)(15) of Title 49 of United States Code, and as such term is interpreted by the United States Department of Transportation (“DOT”), (iii) through, its Affiliates, holds (A) and air carrier certificate and operations specifications issued by the United States Federal Aviation Administration (“FAA”) pursuant to Section 44705 of United States Code and corresponding FAA regulations, (B) certificates of public convenience and necessity (or equivalent exemption authority) authorizing interstate and foreign air transportation of property and mail issued by the

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

DOT pursuant to Section 41102 of corresponding DOT regulations (“DOT Regulations”), and (C) any corresponding permits, licenses, authorizations, certificates, or similar rights obtained, or required to be obtained, from any Government Entity, to fulfill the Company’s obligations pursuant to the Air Transportation Agreements (collectively, the “Operating Authority”). To the knowledge of the Company based on due inquiry of the books and records of the Company, each Beneficial Owner of 5% or more of the Common Stock is a Citizen of the United States. Each subsidiary of the Company that is a “significant subsidiary” within the meaning of Rule 1-02(w) of Regulation S-X under the Securities Act of 1933, as amended (the “Securities Act”), and each subsidiary of the Company that is not such a “significant subsidiary” but is a party to any other Transaction Document, has been duly organized and is validly existing in good standing under the Laws of its jurisdiction of organization, with the corporate or analogous power and authority to own its properties and conduct its business in all material respects as currently conducted, and, except as would not constitute a Material Adverse Effect, has been duly qualified as a foreign corporation, limited liability company or partnership, as applicable, for the transaction of business and is in good standing under the Laws of each other jurisdiction in which it owns or leases properties, or conducts any business so as to require such qualification.
(b)    Capitalization. The authorized capital stock of the Company consists of 75,000,000 shares of Common Stock of which, as of the close of business on March 7, 2016, 63,888,980 shares were issued and outstanding (including, for the avoidance of doubt, shares held in treasury and shares of restricted stock issued pursuant to compensatory equity plans of the Company or a subsidiary of the Company in effect as of the date hereof and set forth in Section 2.2(b) of the Company Disclosure Letter (the “Company Stock Plans”)), and 20,000,000 shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”), of which, as of the date hereof, 75,000 shares have been designated as Series A Participating Preferred Shares, none of which are issued or outstanding, and no other shares are either designated or issued and outstanding. As of the close of business on March 7, 2016, the Company did not hold any shares of Common Stock in its treasury. As of the close of business on March 7, 2016, no shares of Common Stock or Preferred Stock were reserved for issuance, except for [*] shares of Common Stock reserved for issuance under the Company Stock Plans (including [*] shares of Common Stock reserved for issuance upon the settlement of restricted stock units and performance awards outstanding as of such date and granted under the Company Stock Plans (assuming, in the case of performance awards, that applicable goals are attained at target level)). The outstanding shares of Common Stock have been duly authorized and are validly issued and outstanding, fully paid and nonassessable, and subject to no preemptive rights (and were not issued in violation of any preemptive rights, the Company’s certificate of incorporation or by-laws, or any applicable Laws). Except as set forth above or pursuant to the Transaction Documents, there are no (A) shares of capital stock or other equity interests or voting securities of the Company

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

authorized, reserved for issuance, issued or outstanding, (B) options, warrants, calls, preemptive rights, subscription or other rights, instruments, agreements, arrangements or commitments of any character, obligating the Company or any of its subsidiaries to issue, transfer or sell or cause to be issued, transferred or sold any shares of capital stock or other equity interest or voting security in the Company or any securities or instruments convertible into or exchangeable for such shares of capital stock or other equity interests or voting securities, or obligating the Company or any of its subsidiaries to grant, extend or enter into any such option, warrant, call, preemptive right, subscription or other right, instrument, agreement, arrangement or commitment, (C) outstanding contractual obligations of the Company or any of its subsidiaries to repurchase, redeem or otherwise acquire any capital stock or other equity interest or voting securities of the Company, or (D) issued or outstanding performance awards, units, rights to receive any capital stock or other equity interest or voting securities of the Company on a deferred basis, or rights to purchase or receive any capital stock or equity interest or voting securities issued or granted by the Company to any current or former director, officer, employee or consultant of the Company. No subsidiary of the Company owns any shares of capital stock or other equity interest or voting securities of the Company. Except as otherwise provided in Section 2.2(b) of the Company Disclosure Letter, there are no voting trusts or other agreements or understandings to which the Company or any of its subsidiaries is a party with respect to the voting of the capital stock or other equity interest or voting securities of the Company.
(c)    The Warrants and Warrant Shares. The Warrants have been duly authorized by the Company and constitute valid and legally binding obligations of the Company in accordance with their terms, except as the same may be limited by the Bankruptcy Exceptions, and the Warrant Shares have been duly authorized and reserved for issuance upon exercise of the Warrants (except that the authorization of Warrant Shares issuable upon exercise of Warrant-A in respect of any Warrant Shares in excess of 11,111,020 shares and issuable upon exercise of Warrant-B in respect of any Warrant Shares subject thereto will require an amendment to the certificate of incorporation of the Company (the “Charter Amendment”), and the exercise of Warrant-B in respect of any Warrant Shares subject thereto will require the approval of the Company’s stockholders pursuant to the applicable rules of The NASDAQ Global Select Market (the “NASDAQ Authorization”)) and, from and after such amendment and approval, when so issued, will be validly issued, fully paid and non-assessable, and free and clear of any liens or encumbrances, other than liens or encumbrances created by the Transaction Documents, arising as a matter of applicable Law or created by or at the direction of Amazon or any of its Affiliates.
(d)    Authorization, Enforceability.
(i)    Each of the Company, and each subsidiary of the Company that is a party to any other Transaction Document, has the power and authority to execute and deliver this Agreement and the other Transaction Documents, as

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

applicable, to consummate the transactions contemplated hereby and thereby, and to carry out its obligations hereunder and thereunder. The execution, delivery and performance by the Company, and by each subsidiary of the Company that is a party to any other Transaction Document, of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate (or analogous) action on the part of the Company and its stockholders, or such subsidiary and its equityholders, as applicable, and no further approval or authorization is required on the part of the Company or its stockholders, or such subsidiary or its equityholders, as applicable, except that the exercise of Warrant-B in respect of any Warrant Shares subject thereto will require NASDAQ Authorization, and the authorization of Warrant Shares issuable upon exercise of Warrant-A in respect of any Warrant Shares in excess of 11,111,020 shares or upon exercise of Warrant-B in respect of any Warrant Shares subject thereto will require the Charter Amendment. This Agreement and the other Transaction Documents, assuming the due authorization, execution and delivery by the other parties hereto and thereto, are valid and binding obligations of the Company and each such subsidiary, as applicable, enforceable against the Company and such subsidiary, respectively, in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting the enforcement of creditors’ rights generally and general equitable principles, regardless of whether such enforceability is considered in a proceeding at Law or in equity (“Bankruptcy Exceptions”).
(ii)    The execution, delivery and performance by the Company, and each subsidiary of the Company that is a party to any other Transaction Document, of this Agreement and the other Transaction Documents, as applicable, and the consummation of the transactions contemplated hereby and thereby and compliance by the Company or such subsidiary, as applicable, with any of the provisions hereof and thereof, will not (A) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of, any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or any of its subsidiaries under any of the terms, conditions or provisions of (x) its certificate of incorporation or by-laws (or analogous organizational documents), or (y) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries may be bound, or to which the Company or any of its subsidiaries or

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any of the properties or assets of the Company or any of its subsidiaries is subject, or (B) subject to compliance with the statutes and regulations referred to in the next paragraph, violate any Law or Order applicable to the Company or any of its subsidiaries or any of their respective properties or assets except, in the case of clauses (A)(y) and (B), for those occurrences that would not constitute a Material Adverse Effect.
(iii)    Other than (A) such notices, filings, exemptions, reviews, authorizations, consents or approvals as have been made or obtained as of the date hereof, and (B) notices, filings, exemptions, reviews, authorizations, consents or approvals as may be required under, and other applicable requirements of (1) the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (2) any other Antitrust Laws, (3) the Exchange Act, (4) the Securities Act, (5) The NASDAQ Global Select Market and (6) the DOT Regulations, no notice to, filing with, exemption or review by, or authorization, consent or approval of, any federal, state, local, domestic, foreign or supranational court, administrative or regulatory agency or commission or other federal, state, local, domestic, foreign or supranational governmental authority or instrumentality (each, a “Governmental Entity”) is required to be made or obtained by the Company or any of its subsidiaries in connection with the consummation by the Company or any of its subsidiaries of the Warrant Issuance and the other transactions contemplated hereby and by the other Transaction Documents, except for any such notices, filings, exemptions, reviews, authorizations, consents and approvals the failure of which to make or obtain would not constitute a Material Adverse Effect. For purposes of this Agreement, “Antitrust Laws” means the HSR Act, the Sherman Act, as amended, the Clayton Act, as amended, the Federal Trade Commission Act, as amended, and any other federal, state, local, domestic, foreign or supranational Laws that are designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or that provide for review of foreign investment.
(e)    Company Financial Statements; Internal Controls.
(i)    Each of the consolidated financial statements included in the SEC Reports (A) complied as to form, as of their respective dates of filing with the Commission, in all material respects with the applicable accounting requirements and with the rules and regulations of the Commission, (B) were prepared in accordance with GAAP, in all material respects, applied on a consistent basis during the periods involved (except as may be indicated in such financial statements or in the notes thereto and subject, in the case of unaudited statements, to normal year-end audit adjustments and the absence of footnote disclosure), and (C) fairly presents, in all material respects, the consolidated financial position and the consolidated results of operations and cash flows (and changes in financial

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position, if any) of the Company and its subsidiaries as of the date and for the periods referred to in such financial statements.
(ii)    Neither the Company nor any of the Company’s subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar agreement or arrangement, where the result, purpose or effect of such agreement or arrangement is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of its subsidiaries in the SEC Reports (including the financial statements contained therein).
(iii)    The Company has designed and maintains a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) sufficient to provide reasonable assurances regarding the reliability of financial reporting. The Company (A) has designed and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) to provide reasonable assurance that information required to be disclosed by the Company in the reports that it files or submits with the Commission is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules, regulations and forms, and is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure, and (B) has disclosed, based on its most recent evaluation of internal control over financial reporting, to the Company’s outside auditors and the Audit Committee of the Company’s Board of Directors (x) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting that would reasonably be expected to adversely affect the Company’s ability to record, process, summarize and report financial information and (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting, all of which information described in clauses (x) and (y) above has been disclosed by the Company to Amazon prior to the date hereof. Any material change in internal control over financial reporting required to be disclosed in any SEC Report has been so disclosed.
(iv)    Since December 31, 2012, neither the Company nor any of its subsidiaries has received any material complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of its subsidiaries or their respective internal accounting controls.
(v)    Each of the principal executive officer of the Company and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company, as applicable) has made all certifications required by Rules 13a-14 and

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15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, as amended (“SOX”), with respect to the SEC Reports, and the statements contained in such certifications were true and complete on the date such certifications were made. For purposes of this Agreement, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in SOX.
(f)    No Material Adverse Effect. Since December 31, 2014, no Material Adverse Effect has occurred.
(g)    Reports.
(i)    Since December 31, 2012, the Company has complied in all material respects with the filing requirements of Sections 13(a), 14(a) and 15(d) of the Exchange Act, and of the Securities Act.
(ii)    The SEC Reports, when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Securities Act, the Exchange Act and SOX, as applicable, and none of such documents, when they became effective or were filed with the Commission, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.
(h)    Anti-takeover Provisions and No Rights Plan.
(i)    The actions taken by the Board of Directors of the Company to approve this Agreement, the Transaction Documents and the transactions contemplated hereby and thereby, assuming the accuracy of the representations and warranties of Amazon set forth in Section 2.3(c), constitute all the action necessary to render inapplicable to this Agreement, the Transaction Documents and the transactions contemplated hereby and thereby the provisions of any potentially applicable anti-takeover, control share, fair price, moratorium, interested shareholder or similar Law (including, for the avoidance of doubt, Section 203 of the Delaware General Corporation Law) and any potentially applicable provision of the Company’s certificate of incorporation or bylaws (collectively, the “Anti-takeover Provisions”).
(ii)    The Company does not have any “poison pill” or similar shareholder rights plan or agreement in effect.
(i)    No Change in Control. Except as set forth in Section 2.2(i) of the Company Disclosure Letter, neither the execution and delivery of this Agreement or any of the other Transaction Documents, nor the consummation of the transactions contemplated hereby and thereby will (i) result in any payment (including severance,

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unemployment compensation, forgiveness of indebtedness or otherwise) becoming due to any director or any employee of the Company or any of its subsidiaries under any employment, compensation or benefit plan, program, policy, agreement or arrangement that is sponsored, maintained or contributed to by the Company or any of its subsidiaries (each, a “Company Benefit Plan”) or otherwise; (ii) increase any benefits otherwise payable under any Company Benefit Plan; (iii) result in any acceleration of the time of payment or vesting of any such benefits; (iv) require the funding or acceleration of funding of any trust or other funding vehicle; or (v) constitute a “change in control,” “change of control” or other similar term under any Company Benefit Plan.
(j)    Brokers; Fees and Expenses. No broker, investment banker, financial advisor or other person, other than Goldman, Sachs & Co. (the fees and expenses of which will be paid by the Company), is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission, or the reimbursement of expenses, in connection with the transactions contemplated by this Agreement or the other Transaction Documents based upon arrangements made by or on behalf of the Company.
2.3.    Representations and Warranties of Amazon. Amazon hereby represents and warrants as of the date of this Agreement to the Company that:
(a)    Organization. Amazon has been duly incorporated and is validly existing as a corporation in good standing under the Laws of the State of Delaware, with the corporate power and authority to own its properties and conduct its business in all material respects as currently conducted.
(b)    Authorization, Enforceability.
(i)    Amazon and each of its subsidiaries that is a party to any other Transaction Document have the corporate or analogous power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party, to consummate the transactions contemplated hereby and thereby, and to carry out its obligations hereunder and thereunder. The execution, delivery and performance by Amazon, and by each of its subsidiaries that is a party to any other Transaction Document, as applicable, of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or analogous action on its, or such subsidiary’s or part, as applicable, and no further approval or authorization is required on its, or such subsidiary’s part, as applicable. This Agreement and the other Transaction Documents, assuming the due authorization, execution and delivery by the other parties hereto and thereto, are valid and binding obligations of Amazon, and such subsidiary, as applicable, enforceable against it, and such subsidiary, as applicable, in accordance with their

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respective terms, except as the same may be limited by Bankruptcy Exceptions. Notwithstanding anything to the contrary contained herein, the exercise of the Warrants may require further board of director (or analogous) approvals or authorizations on the part of Amazon (the “Exercise Approval”).
(ii)    The execution, delivery and performance by Amazon, or any such subsidiary, as applicable, of this Agreement and the other Transaction Documents to which it, or any such subsidiary is a party and the consummation of the transactions contemplated hereby and thereby and compliance by it, and such subsidiary, as applicable, with any of the provisions hereof and thereof, will not (A) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of, any lien, security interest, charge or encumbrance upon any of its properties or assets under any of the terms, conditions or provisions of (x) subject to Exercise Approval, its, or such subsidiary’s, as applicable, organizational documents or (y) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which it, or such subsidiary, as applicable, is a party or by which it, or such subsidiary, as applicable, may be bound, or to which it, or such subsidiary, as applicable, or any of its, or such subsidiary’s, as applicable, properties or assets is subject, or (B) subject to compliance with the statutes and regulations referred to in the next paragraph, violate any Law or any Order applicable to it, or such subsidiary, as applicable, or any of its, or such subsidiary’s, as applicable, properties or assets except, in the case of clauses (A)(y) and (B), for those occurrences that, individually or in the aggregate, have not had and would not reasonably be expected to have, a material adverse effect on the ability of Amazon to complete the transactions contemplated by the Transaction Documents or to perform its obligations under the Transaction Documents.
(iii)    Other than (A) such notices, filings, exemptions, reviews, authorizations, consents or approvals as have been made or obtained as of the date hereof, and (B) notices, filings, exemptions, reviews, authorizations, consents or approvals as may be required under, and other applicable requirements of (1) the HSR Act, (2) any other Antitrust Laws, (3) the Exchange Act, (4) the Securities Act and (5) DOT Regulations, no notice to, filing with, exemption or review by, or authorization, consent or approval of, any Governmental Entity is required to be made or obtained by it or any of its subsidiaries in connection with the consummation by

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Amazon or any of its subsidiaries of the Warrant Issuance and the other transactions contemplated hereby and by the other Transaction Documents, except for any such notices, filings, exemptions, reviews, authorizations, consent and approvals the failure of which to make or obtain have not had and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Amazon to complete the transactions contemplated by the Transaction Documents or to perform its obligations under the Transaction Documents.
(c)    Ownership. Other than pursuant to this Agreement and the other Transaction Documents, Amazon is not the Beneficial Owner of (i) any Common Stock or (ii) any securities or other instruments representing the right to acquire Common Stock. “Beneficial Ownership” shall have the meaning assigned to such term in the Stockholders Agreement. “Beneficial Owner” and “Beneficially Own” shall have conforming definitions.
(d)    Brokers; Fees and Expenses. No broker, investment banker, financial advisor or other person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission, or the reimbursement of expenses, in connection with the transactions contemplated by this Agreement or the other Transaction Documents based upon arrangements made by or on behalf of Amazon.
ARTICLE III
COVENANTS
3.1.    Efforts.
(a)    Subject to the terms and conditions hereof (including the remainder of this Section 3.1) and the other Transaction Documents, each party shall use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or desirable under applicable Law to carry out the provisions hereof and thereof and give effect to the transactions contemplated hereby and thereby. In furtherance and not in limitation of the foregoing, each of the parties shall (i) subject to the provisions of this Section 3.1, including Section 3.1(d), use its reasonable best efforts to obtain as promptly as reasonably practicable and advisable (as determined in good faith by Amazon in accordance with the first sentence of Section 3.1(d)) all exemptions, authorizations, consents or approvals from, and to make all filings with and to give all notices to, all third parties, including any Governmental Entities, required in connection with the transactions contemplated by this Agreement and the other Transaction Documents, which, for the avoidance of doubt, shall include providing, as promptly as reasonably practicable and advisable, such information to any Governmental Entity as such Governmental Entity may request in connection therewith, and (ii) cooperate fully

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with the other party in promptly seeking to obtain all such exemptions, authorizations, consents or approvals and to make all such filings and give such notices.
(b)    Without limiting the generality of the foregoing, (i) as promptly as reasonably practicable after written notice from Amazon, the parties shall file the Notification and Report Forms required under the HSR Act with the Federal Trade Commission and the United States Department of Justice (the date on which all such Notification and Report Forms required under the HSR Act have been initially filed, the “HSR Filing Date”) and (ii) as promptly as reasonably practicable after written notice from Amazon, file, make or give, as applicable, all other filings, requests or notices required under any other Antitrust Laws, in each case with respect to the issuance of the Warrant Shares (the “Initial Filing Transaction”) (the filings, requests and notices described in the foregoing clauses (i) and (ii), collectively, the “Initial Antitrust Filings”). In addition, following the receipt of the Initial Antitrust Clearance, to the extent required by applicable Law (including, for the avoidance of doubt any Antitrust Law) in connection with any further issuance of Warrant Shares (in each case, whether in full or in part), the parties shall file, make or give, as applicable, as promptly as reasonably practicable and advisable (as determined in good faith by Amazon in accordance with the first sentence of Section 3.1(d)), any further required filings, requests or notices required under any Antitrust Laws, including the HSR Act (collectively, the “Other Antitrust Filings”. Without limiting the generality of the foregoing, each party shall supply as promptly as reasonably practicable to the appropriate Governmental Entities any information and documentary material that may be requested pursuant to the HSR Act or any other Antitrust Laws. For purposes of this Agreement, the term “Initial Antitrust Clearance” as of any time means (x) prior to such time, the expiration or termination of the waiting period under the HSR Act and the receipt of all exemptions, authorizations, consents or approvals, the making of all filings and the giving of all notices, and the expiration of all waiting periods, pursuant to any other Antitrust Laws, in each case to the extent required with respect to the Initial Filing Transaction, and (y) the absence at such time of any applicable Law or temporary restraining order, preliminary or permanent injunction or other Order, or legally binding agreement with a Governmental Entity, stipulation, decision or decree issued by any court of competent jurisdiction or other legal restraint or prohibition under any Antitrust Law, in each case that has the effect of preventing the consummation of the Initial Filing Transaction.
(c)    Subject to the terms and conditions hereof (including the remainder of this Section 3.1) and the other Transaction Documents, each of the parties shall use its reasonable best efforts to avoid or eliminate each and every impediment under any Antitrust Laws that may be asserted by any Governmental Entity, so as to enable the parties to give effect to the transactions contemplated hereby and by the other Transaction Documents in accordance with the terms hereof and thereof; provided, that notwithstanding anything to the contrary contained herein or in any of the other Transaction Documents, nothing in this Section 3.1 shall require, or be construed to

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require, any party or any of its Affiliates to agree to (and no party or any of its Affiliates shall agree to, without the prior written consent of the other parties): (i) sell, hold separate, divest, discontinue or limit (or any conditions relating to, or changes or restrictions in, the operation of) any assets, businesses or interests of it or its Affiliates (irrespective of whether or not such assets, businesses or interests are related to, are the subject matter of or could be affected by the transactions contemplated by the Transaction Documents); (ii) without limiting clause (i) in any respect, any conditions relating to, or changes or restrictions in, the operations of any such assets, businesses or interests that would reasonably be expected to adversely impact (x) the business of, or the financial, business or strategic benefits of the transactions contemplated hereby or by any of the other Transaction Documents to it or its Affiliates, or (y) any other assets, businesses or interests of it or its Affiliates; or (iii) without limiting clause (i) in any respect, any modification or waiver of the terms and conditions of this Agreement or any of the other Transaction Documents that would reasonably be expected to adversely impact (x) the business of, or financial, business or strategic benefits of the transactions contemplated hereby or by any of the other Transaction Documents to it or its Affiliates, or (y) any other assets, businesses or interests of it or its Affiliates.
(d)    Amazon shall have the principal responsibility for devising and implementing the strategy (including with respect to the timing of filings) for obtaining any exemptions, authorizations, consents or approvals required under the HSR Act or any other Antitrust Laws in connection with the transactions contemplated hereby and by the other Transaction Documents; provided, however, that Amazon shall consult in advance with the Company and in good faith take the Company’s views into account regarding the overall antitrust strategy. Each of the parties shall promptly notify the other party of, and if in writing furnish the other with copies of (or, in the case of oral communications, advise the other of), any substantive communication that it or any of its Affiliates receives from any Governmental Entity, whether written or oral, relating to the matters that are the subject of this Agreement or any of the other Transaction Documents and, to the extent reasonably practicable, permit the other party to review in advance any proposed substantive written communication by such party to any Governmental Entity and consider in good faith the other party’s reasonable comments on any such proposed substantive written communications prior to their submission. No party shall, and each party shall cause its Affiliates not to, participate or agree to participate in any substantive meeting or communication with any Governmental Entity in respect of the subject matter of the Transaction Documents, including on a “no names” or hypothetical basis, unless (to the extent practicable) it or they consult with the other party in advance and, to the extent practicable and permitted by such Governmental Entity, give the other party the opportunity to jointly prepare for, attend and participate in such meeting or communication. The parties shall (and shall cause their Affiliates to) coordinate and cooperate fully with each other in exchanging such information and providing such assistance as the other party may reasonably request in connection with the matters

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described in this Section 3.1, including (x) furnishing to each other all information reasonably requested to determine the jurisdictions in which a filing or submission under any Antitrust Law is required or advisable, (y) furnishing to each other all information required for any filing or submission under any Antitrust Law and (z) keeping each other reasonably informed with respect to the status of each exemption, authorization, consent, approval, filing and notice under any Antitrust Law, in each case, in connection with the matters that are the subject of this Agreement or any of the other Transaction Documents. The parties shall provide each other with copies of all substantive correspondence, filings or communications between them or any of their Affiliates or representatives, on the one hand, and any Governmental Entity or members of its staff, on the other hand, relating to the matters that are the subject of this Agreement or any of the other Transaction Documents; provided that such material may be redacted as necessary to (1) comply with contractual arrangements, (2) address good faith legal privilege or confidentiality concerns and (3) comply with applicable Law.
(e)    Subject to the other provisions of this Agreement, including in this Section 3.1, in the event that any arbitral, administrative, judicial or analogous action, claim or proceeding is instituted (or threatened to be instituted) by a Governmental Entity or any other party challenging the transactions contemplated hereby or by any of the other Transaction Documents (“Transaction Litigation”), each party shall use its reasonable best efforts to contest and resist any such Transaction Litigation and to have vacated, lifted, reversed or overturned any Order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation or implementation of the transactions contemplated hereby or by any of the other Transaction Documents. Each party shall keep the other party reasonably informed unless doing so would reasonably be likely to jeopardize any privilege of such party regarding any such Transaction Litigation (subject to such party using reasonable best efforts to, and cooperating in good faith with the other party in, developing and implementing reasonable alternative arrangements to provide such other party with such information). Subject to the immediately preceding sentence, each party shall promptly advise the other party orally and in writing and shall cooperate fully in connection with, and shall consult with each other with respect to, any Transaction Litigation and shall in good faith give consideration to each other’s advice with respect to such Transaction Litigation.
(f)    Without limiting the generality of the foregoing, as promptly as practicable after written notice from Amazon that Amazon intends to exercise the Warrants that would result in Amazon having beneficial control of 10% or more of the Common Stock, Amazon and the Company shall jointly file a “Notice of Substantial Change of Ownership” with the DOT. Amazon and the Company shall cooperate fully in promptly responding to any associated information requests of the DOT in seeking its approval of the substantial change in the Company’s ownership (the “DOT Approval”).

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(g)    As promptly as practicable following the date hereof, the Company shall adopt such amendments and take such further actions and do or cause to be done all things necessary, proper or advisable under applicable Law, to prevent the execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby from constituting a “change in control,” “change of control” or other similar term under any Company Benefit Plan.
(h)    Notwithstanding anything herein to the contrary, from and after the earlier of (i) the exercise of the Warrants in full and (ii) the expiration, termination or cancellation of the Warrants without the Warrants having been exercised in full, no party shall have any further obligations under this Section 3.1; provided, that this Section 3.1(h) shall in no way relieve any party with respect to any breach by such party of this Section 3.1 prior to such time.
3.2.    Public Announcements. The parties acknowledge that the communication plan (including the initial press release of each party) regarding the initial announcement of the transactions contemplated by this Agreement and the other Transaction Documents to customers, suppliers, investors and employees and otherwise (the “Initial Communications Materials”) has been agreed by the parties. After the transmission of the Initial Communications Materials, except as required by applicable Law or by the rules or requirements of any stock exchange on which the securities of a party are listed or as contemplated by Section 3.4, no party shall make, or cause to be made, or permit any of its Affiliates to make, any press release or public announcement or other similar communications in respect of the Transaction Documents or the transactions contemplated thereby without prior written consent (not to be unreasonably withheld, conditioned or delayed) of the other party, to the extent such release, announcement or communication relates to the transactions contemplated hereby or by any of the other Transaction Documents; provided that no party shall have the right to consent to any release, announcement or communication of the other party (including any filing required to be made under the Exchange Act or the Securities Act) made in the ordinary course of business unless and to the extent such release, announcement or communication (x) relates specifically to the signing or completion of the transactions contemplated hereby or by any of the other Transaction Documents or (y) includes information with respect to the transactions contemplated hereby or by any of the other Transaction Documents that is inconsistent with the Initial Communications Materials; provided, further, that the immediately foregoing clauses (x) and (y) shall not apply to any release, announcement or other communication to the extent containing information that is consistent with releases, announcements or other communications previously consented to by the other party in accordance with this Section 3.2.
3.3.    Expenses. Unless otherwise provided in any Transaction Document, each of the parties shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated under the Transaction Documents,

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including fees and expenses of its own financial or other consultants, investment bankers, accountants and counsel.
3.4.    Stockholder Approval.
(a)    As promptly as reasonably practicable following the date of this Agreement, and in any event no later than the first regularly scheduled annual meeting of the stockholders of the Company (the “Company Stockholders”) following the date of this Agreement, the Company shall convene and hold a meeting of the Company Stockholders (the “Company Stockholder Meeting”) for the approval of the Charter Amendment and the NASDAQ Authorization, in each case, for the avoidance of doubt, without giving effect to any “cashless” or “net” exercise provisions therein (the “Requisite Stockholder Approvals”); provided that the parties acknowledge that such meeting may be postponed or adjourned in accordance with the Company’s certificate of incorporation or by-laws if (x) there is an insufficient number of shares of Common Stock present or represented by a proxy at the Company Stockholder Meeting to conduct business at the Company Stockholder Meeting, (y) the Company is required to postpone or adjourn the Company Stockholder Meeting by applicable Law or a request from the Commission or its staff, or (z) the Company determines in good faith that it is necessary or appropriate to postpone or adjourn the Company Stockholder Meeting in order to give the Company Stockholders sufficient time to evaluate any information or disclosure that the Company has sent or otherwise made available to them.
(b)    The Company shall use its reasonable best efforts to obtain the Requisite Stockholder Approvals. Without limiting the foregoing, the Company shall (x) recommend that the Company Stockholders vote in favor of the Requisite Stockholder Approvals (and not withdraw or modify in any adverse respect such recommendation), (y) solicit proxies in favor of the Requisite Stockholder Approvals in accordance with Section 3.4(b), and (z) obtain commitments from each of Red Mountain Capital Partners LLC and the directors and executive officers of the Company to vote in favor of the Requisite Stockholder Approvals. In connection with the Company Stockholder Meeting, the Company shall promptly prepare (and Amazon shall reasonably cooperate with the Company to prepare) and file with the Commission a preliminary proxy statement, shall use its reasonable best efforts to respond to any comments of the Commission or its staff and to cause a definitive proxy statement related to such meeting to be mailed to the Company Stockholders as promptly as practicable after clearance thereof by the Commission. The Company shall notify Amazon promptly of the receipt of any comments from the Commission or its staff with respect to the proxy statement and of any request by the Commission or its staff for amendments or supplements to such proxy statement or for additional information and shall supply Amazon with copies of all correspondence between the Company or any of its representatives, on the one hand, and the Commission or its staff, on the other hand, with respect to such proxy statement. If at any time prior to the Company Stockholder Meeting there shall occur any event that is

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required to be set forth in an amendment or supplement to the proxy statement, the Company shall as promptly as reasonably practicable prepare and mail to the Company Stockholders such an amendment or supplement. Each of the parties shall promptly correct any information provided by it or on its behalf for use in the proxy statement if and to the extent that such information shall have become false or misleading in any material respect, and the Company shall as promptly as reasonably practicable prepare and furnish to the Company Stockholders an amendment or supplement to correct such information to the extent required by applicable Laws. The Company shall consult with Amazon prior to filing any proxy statement, or any amendment or supplement thereto, or responding to any comments from the Commission or its staff with respect thereto, and provide Amazon with a reasonable opportunity to comment thereon, and consider in good faith any comments proposed by Amazon.
(c)    Amazon shall furnish the Company all information reasonably requested by the Company concerning itself, its Affiliates, directors, officers, stockholders and such other matters as may be reasonably necessary or advisable in connection with the proxy statement in connection with the Company Stockholder Meeting.
3.5.    Tax Treatment. No later than 90 days after the Warrant Issuance, Amazon shall provide the Company with a valuation of each Warrant for tax purposes, taking into account the vesting schedule and any other relevant economic assumptions or inputs with respect to such Warrant as determined by Amazon. Such valuation shall be binding on Amazon and the Company for all tax purposes. Amazon and the Company shall treat the Warrant Issuance as a closed, taxable transaction occurring on the date of the Warrant Issuance, rather than as an open transaction, for tax purposes. Neither Amazon nor the Company shall take any position for tax purposes that is inconsistent with the foregoing, unless required by applicable Law, provided that the foregoing shall not prevent the Company from taking a deduction with respect to the Warrant Issuance in a year (or years) later than the year in which the Warrant Issuances occur or in an aggregate amount that is less than the valuation of the Warrant. If any Governmental Entity issues to either party a notice of its intent to issue an assessment or raises any tax issue, in each case with respect to the valuation of the Warrants adopted by the parties pursuant to this Section 3.5, such party shall notify the other party of its receipt of such notice within thirty (30) days of receipt, and (i) such party shall control such audit, investigation or contest in good faith; (ii) to the extent relating to the valuation of the Warrant, such party shall keep the other party reasonably informed regarding the status of such audit, investigation or contest; (iii) to the extent relating to the valuation of the Warrant, the other party shall have the right, at the other party’s sole cost and expense, to participate in such audit, investigation or contest; and (iv) to the extent relating to the valuation of the Warrant, such party shall not settle or otherwise resolve such audit, investigation or contest without the prior written consent of the other party (which consent will not be unreasonably withheld, conditioned or delayed).

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3.6.    Change of Control Transaction. If the Company shall be obligated pursuant to Warrant-B-1 to deliver Amazon notice of a Change of Control Transaction (as defined in Warrant-B-1) prior to the second anniversary of the date hereof, then the Company shall deliver to Amazon Warrant-B-1 together with such notice (and in any event prior to the consummation of such transaction), as evidenced by a duly and validly executed warrant certificate dated as of the date thereof and bearing appropriate legends as hereinafter provided for.
ARTICLE IV
ADDITIONAL AGREEMENTS
4.1.    Acquisition for Investment. Amazon acknowledges that the issuance of the Warrants and Warrant Shares has not been registered under the Securities Act or under any state securities Laws. Amazon (i) acknowledges that it is acquiring the Warrants and the Warrant Shares pursuant to an exemption from registration under the Securities Act solely for investment with no present intention to distribute them to any person in violation of the Securities Act or any other applicable securities Laws, (ii) agrees that it shall not (and shall not permit its Affiliates to) sell or otherwise dispose of the Warrants or the Warrant Shares, except in compliance with the registration requirements or exemption provisions of the Securities Act and any applicable securities Laws, (iii) acknowledges that it has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of the Warrant Issuance and of making an informed investment decision, and has conducted a review of the business and affairs of the Company that it considers sufficient and reasonable for purposes of consummating the Warrant Issuance, (iv) acknowledges that it is able to bear the economic risk of the Warrant Issuance and is able to afford a complete loss of such investment and (v) acknowledges that it is an “accredited investor” (as that term is defined by Rule 501 under the Securities Act).
4.2.    Legend. Amazon agrees that all certificates or other instruments representing the Warrants and the Warrant Shares shall bear a legend substantially to the following effect:
“THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. THIS INSTRUMENT IS ISSUED PURSUANT TO AND SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS OF (1) AN INVESTMENT AGREEMENT, DATED AS OF MARCH 8, 2016, BY AND BETWEEN THE ISSUER OF THESE SECURITIES AND AMAZON.COM,

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INC., A DELAWARE CORPORATION, A COPY OF WHICH IS ON FILE WITH THE ISSUER AND (2) A STOCKHOLDERS AGREEMENT, DATED AS OF MARCH 8, 2016, BY AND BETWEEN THE ISSUER OF THESE SECURITIES AND AMAZON.COM, INC. THE SECURITIES REPRESENTED BY THIS INSTRUMENT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH SAID AGREEMENTS. ANY SALE OR OTHER TRANSFER NOT IN COMPLIANCE WITH SAID AGREEMENTS WILL BE VOID.”
In the event that any Warrant Shares become registered under the Securities Act or the Company is presented with an opinion of counsel reasonably satisfactory, in form and substance, to the Company that the Warrant Shares are eligible to be transferred without restriction in accordance with Rule 144 under the Securities Act, the Company shall issue new certificates or other instruments representing such Warrant Shares which shall not contain such portion of the above legend that is no longer applicable; provided that the holder of such Warrant Shares surrenders to the Company the previously issued certificates or other instruments.
4.3.    Anti-takeover Provisions and Rights Plan. The Company shall not take any action that would cause this Agreement or any of the other Transaction Documents, or any of the transactions contemplated hereby or thereby, to be subject to any requirements imposed by any Anti-takeover Provision, or subject in any manner to any “poison pill” or similar shareholder rights plan or agreement, and shall take all necessary steps within its control to exempt (or ensure the continued exemption of) the Transaction Documents and such transactions from, or if necessary challenge the validity or applicability of, any applicable Anti-takeover Provisions, as now or hereafter in effect.
ARTICLE V

MISCELLANEOUS
5.1.    Termination of This Agreement; Other Triggers.
(a)    This Agreement may be terminated at any time:
(i)    with the prior written consent of each of Amazon and the Company;
(ii)    if the Initial Antitrust Clearance shall not have been obtained on or prior to the date that is six months after the latest date of the Initial Antitrust Filings, by Amazon, provided that Amazon may not exercise the termination right pursuant to this Section 5.1(a)(ii) if a breach by Amazon of any obligation, representation or warranty under this Agreement has been the cause of, or resulted

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in, the failure of the Initial Antitrust Clearance to have been obtained on or prior to the date that is six (6) months after the latest date of the Initial Antitrust Filings;
(iii)    if the Requisite Stockholder Approvals shall not have been obtained at the first annual meeting of Company Stockholders after the date of this Agreement, by Amazon with prior written notice delivered to the Company not later than the ninetieth (90th) day after the date of such meeting (or the date to which such meeting is postponed or adjourned in accordance with Section 3.4(a));
(iv)    if the DOT Approval shall not have been obtained on or prior to the date that is six (6) months after the latest date of the Notice of Substantial Change in Ownership with the DOT as described in Section 3.1(f), by Amazon; or
(v)    if the Company fails to maintain the Operating Authority in good standing or no longer qualifies as a Citizen of the United States, by Amazon.
(b)    In the event of termination of this Agreement as provided in this Section 5.1, this Agreement (other than Section 1.3 (Interpretation), Section 3.2 (Public Announcements), Section 3.3 (Expenses), Section 4.1 (Acquisition for Investment) (to the extent any Warrant Shares have been issued prior to termination) and Section 4.2 (Legend) (to the extent any Warrant Shares have been issued prior to termination) and this Article V, each of which shall survive any termination of this Agreement, and other than the Confidentiality Agreement, which shall survive in accordance with the terms thereof) shall forthwith become void and there shall be no liability on the part of any party, except that nothing herein shall relieve any party from liability for any breach of this Agreement prior to such termination.
(c)    Without affecting in any manner any prior exercise of the Warrants, in the event of termination of this Agreement as provided in this Section 5.1, the unvested portion of the Warrants shall be canceled and terminated and shall forthwith become void and the Company shall have no subsequent obligation to issue, and the Warrantholder (as defined in the Warrants) shall have no subsequent right to acquire, any Warrant Shares pursuant to such canceled portion of the Warrants. For the avoidance of doubt, the Warrants shall remain in full force and effect with respect to the vested portion thereof, and nothing in this Section 5.1 shall affect the ability of the Amazon to exercise such vested portion of the Warrants following termination of this Agreement.
5.2.    Amendment. No amendment of any provision of this Agreement shall be effective unless made in writing and signed by a duly authorized officer of each party.
5.3.    Waiver of Conditions. The conditions to any party’s obligation to consummate any transaction contemplated herein are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable Law. No waiver shall be effective unless it is in writing signed by a duly authorized

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

officer of the waiving party that makes express reference to the provision or provisions subject to such waiver.
5.4.    Counterparts and Facsimile. This Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. Executed signature pages to this Agreement may be delivered by facsimile or transmitted electronically by “pdf” file and such facsimiles or pdf files shall be deemed as sufficient as if actual signature pages had been delivered.
5.5.    Governing Law; Submission to Jurisdiction; WAIVER OF JURY TRIAL. This Agreement shall be governed by, and construed and enforced in accordance with, the Laws of the State of Delaware, without regard to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware. In addition, each of the parties (a) submits to the personal jurisdiction of the Delaware Court of Chancery in and for New Castle County, or in the event (but only in the event) that such Delaware Court of Chancery does not have subject matter jurisdiction over such dispute, the United States District Court for the District of Delaware, or in the event (but only in the event) that such United States District Court also does not have jurisdiction over such dispute, any Delaware State court sitting in New Castle County, in the event any dispute (whether in contract, tort or otherwise) arises out of this Agreement or the transactions contemplated hereby, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (c) agrees that it shall not bring any claim, action or proceeding relating to this Agreement or the transactions contemplated hereby in any court other than the Delaware Court of Chancery in and for New Castle County, or in the event (but only in the event) that such Delaware Court of Chancery does not have subject matter jurisdiction over such claim, action or proceeding, the United States District Court for the District of Delaware, or in the event (but only in the event) that such United States District Court also does not have jurisdiction over such claim, action or proceeding, any Delaware State court sitting in New Castle County. Each party agrees that service of process upon such party in any such claim, action or proceeding shall be effective if notice is given in accordance with the provisions of this Agreement. EACH PARTY HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.5.
5.6.    Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other shall be in writing and shall be deemed to have been duly given (a) if sent by registered or certified mail in the United States return receipt requested, upon receipt, (b) if sent by nationally recognized overnight air courier, one (1) Business Day after mailing, (c) if sent by email or facsimile transmission, with a copy mailed on the same day in the manner provided in clauses (a) or (b) of this Section 5.6 when transmitted and receipt is confirmed, or (d) if otherwise actually personally delivered, when delivered. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.
If to the Company, to:
Name:    Air Transport Services Group, Inc.
Address:    145 Hunter Drive
    Wilmington, OH 45177
Fax:    [*]
Email:    [*]
Attn:    W. Joseph Payne
with a copy to (which copy alone shall not constitute notice):
Name:    Winston & Strawn LLP
Address:    333 South Grand Avenue
    Los Angeles, CA 90071
Fax:    [*]
Email:    [*]
Attn:    C. James Levin
if to Amazon, to:
Name:    Amazon.com, Inc.
Address:    410 Terry Avenue North
    Seattle, WA 98109-5210
Fax:    [*]
Attn:    General Counsel
with a copy to (which copy alone shall not constitute notice):

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Name:    Debevoise & Plimpton LLP
Address:    919 Third Avenue
    New York, NY 10022
Fax:    [*]
Email:    [*]
Attn:    William D. Regner
5.7.    Entire Agreement, Etc. This Agreement (including the Annexes hereto), the other Transaction Documents, and the Confidentiality Agreement constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof. No party shall take, or cause to be taken, including by entering into agreements or other arrangements with provisions or obligations that conflict, or purport to conflict, with the terms of the Transaction Documents or any of the transactions contemplated thereby, any action with either an intent or effect of impairing any such other person’s rights under any of the Transaction Documents. “Confidentiality Agreement” means that certain Supplier Nondisclosure Agreement, dated as of May 6, 2015, as amended on March 8, 2016, by and between Amazon and the Company.
5.8.    Definitions of “subsidiary” and “Affiliate”.
(a)    When a reference is made in this Agreement to a subsidiary of a person, the term “subsidiary” means, with respect to such person, any foreign or domestic entity, whether incorporated or unincorporated, of which (i) such person or any other subsidiary of such person is a general partner, (ii) at least a majority of the voting power to elect a majority of the directors or others performing similar functions with respect to such other entity is directly or indirectly owned or controlled by such person or by any one or more of such person’s subsidiaries, or (iii) at least fifty percent (50%) of the equity interests or which are is directly or indirectly owned or controlled by such person or by any one or more of such person’s subsidiaries.
(b)    The term “Affiliate” means, with respect to any person, any other person (for all purposes hereunder, including any entities or individuals) that directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such first person. It is expressly agreed that, for purposes of this definition, none of the Company or any of its subsidiaries is an Affiliate of Amazon or any of its subsidiaries (and vice versa). “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of securities, by contract, management control, or otherwise. “Controlled” and “Controlling” shall be construed accordingly.
5.9.    Assignment. Neither this Agreement nor any right, remedy, obligation nor liability arising hereunder or by reason hereof shall be assignable by any party without the prior written consent of the other party, and any attempt to assign any right, remedy,

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

obligation or liability hereunder without such consent shall be void, except that Amazon may transfer or assign, in whole or from time to time in part, to one or more of its direct or indirect wholly owned domestic subsidiaries, its rights and/or obligations under this Agreement, but any such transfer or assignment shall not relieve Amazon of its obligations hereunder. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.
5.10.    Severability. If any provision of this Agreement or a Transaction Document, or the application thereof to any person or circumstance, is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby or thereby is not affected in any manner materially adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.
5.11.    No Third Party Beneficiaries. Nothing contained in this Agreement, expressed or implied, is intended to confer upon any person other than the parties (and any wholly owned subsidiary of Amazon to which an assignment is made in accordance with this Agreement) any benefits, rights, or remedies.
5.12.    Specific Performance. The parties agree that failure of any party to perform its agreements and covenants hereunder, including a party’s failure to take all actions as are necessary on such party’s part in accordance with the terms and conditions of this Agreement to consummate the transactions contemplated hereby, will cause irreparable injury to the other party, for which monetary damages, even if available, will not be an adequate remedy. It is agreed that the parties shall be entitled to equitable relief including injunctive relief and specific performance of the terms hereof, without the requirement of posting a bond or other security, and each party hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of a party’s obligations and to the granting by any court of the remedy of specific performance of such party’s obligations hereunder, this being in addition to any other remedies to which the parties are entitled at Law or equity.
* * *

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties as of the date first herein above written.
AIR TRANSPORT SERVICES GROUP, INC.
By:    /s/ Joseph C. Hete
    Name: Joseph C. Hete
    Title: CEO
AMAZON.COM, INC.
By:    /s/ Dan Grossman
    Name: Dan Grossman
    Title: VP, Corporate Development

[Signature Page to Investment Agreement]

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

ANNEX A
Form of Air Transportation Agreements

[This Annex A can be found under Exhibit 10.1 of Air Transport Services Group, Inc.'s Form 10-Q for the fiscal quarter ended March 31, 2016 filed with the Securities and Exchange Commission on May 10, 2016.]

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

ANNEX B
Form of Stockholders Agreement

[This Annex B can be found under Exhibit 10.4 of Air Transport Services Group, Inc.'s Form 10-Q for the fiscal quarter ended March 31, 2016 filed with the Securities and Exchange Commission on May 10, 2016.]

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

ANNEX C-1
Form of Warrant-A to Purchase Common Stock

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

[This Annex C-1 can be found under Exhibit 10.3 of Air Transport Services Group, Inc.'s Form 10-Q for the fiscal quarter ended March 31, 2016 filed with the Securities and Exchange Commission on May 10, 2016.]

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Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

ANNEX C-2
Form of Warrant-B-1 to Purchase Common Stock

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FINAL FORM

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

FORM OF WARRANT TO PURCHASE COMMON STOCK
THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.
THIS INSTRUMENT IS ISSUED PURSUANT TO AND SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS OF (1) AN INVESTMENT AGREEMENT, DATED AS OF MARCH 8, 2016, BY AND BETWEEN THE ISSUER OF THESE SECURITIES AND AMAZON.COM, INC., A DELAWARE CORPORATION, A COPY OF WHICH IS ON FILE WITH THE ISSUER AND (2) A STOCKHOLDERS AGREEMENT, DATED AS OF MARCH 8, 2016, BY AND BETWEEN THE ISSUER OF THESE SECURITIES AND AMAZON.COM, INC. THE SECURITIES REPRESENTED BY THIS INSTRUMENT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH SAID AGREEMENTS. ANY SALE OR OTHER TRANSFER NOT IN COMPLIANCE WITH SAID AGREEMENTS WILL BE VOID.
WARRANT
to purchase
1,591,333
Shares of Common Stock of
Air Transport Services Group, Inc.
a Delaware Corporation
Issue Date: March 8, 2018
1.    Definitions. Unless the context otherwise requires, when used herein the following terms shall have the meanings indicated.
“Affiliate” has the meaning ascribed to it in the Investment Agreement.
“Aggregate Consideration” has the meaning ascribed to it in Section 12(ii).
“Air Transportation Agreements” has the meaning ascribed to it in the Investment Agreement.
“Aircraft Lease Agreement” means an Aircraft Lease Agreement by and between Amazon or one of its Affiliates and the Corporation or one of its Affiliates in the form attached to the Air Transportation Agreements.

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

“Aircraft Sublease Agreement” means an Aircraft Sublease Agreement by and between Amazon or one of its Affiliates and a certificated cargo air carrier that is an Affiliate of the Corporation in the form attached to the Air Transportation Agreements.
“Amazon” means Amazon.com, Inc., a Delaware corporation.
“Antitrust Law” has the meaning ascribed to it in the Investment Agreement.
“Appraisal Procedure” means a procedure whereby two independent, nationally recognized appraisers, one chosen by the Corporation and one by the Warrantholder, shall mutually agree upon the determinations then the subject of appraisal. Each party shall deliver a notice to the other appointing its appraiser within 15 days after the Appraisal Procedure is invoked. If within 30 days after appointment of the two appraisers they are unable to agree upon the amount in question, a third independent, nationally recognized appraiser shall be chosen within 10 days thereafter by the mutual consent of such first two appraisers or, if such two first appraisers fail to agree upon the appointment of a third appraiser, such appointment shall be made by the American Arbitration Association, or any organization successor thereto, from a panel of arbitrators having experience in appraisal of the subject matter to be appraised. In such event, the decision of the third appraiser so appointed and chosen shall be given within 30 days after the selection of such third appraiser. If three appraisers shall be appointed and the determination of one appraiser is disparate from the middle determination by more than twice the amount by which the other determination is disparate from the middle determination, then the determination of such appraiser shall be excluded, the remaining two determinations shall be averaged and such average shall be binding and conclusive upon the Corporation and the Warrantholder; otherwise, the average of all three determinations shall be binding upon the Corporation and the Warrantholder. The costs of conducting any Appraisal Procedure shall be borne 50% by the Corporation and 50% by the Warrantholder.
“Assumed Payment Amount” has the meaning ascribed to it in Section 12(iv).
“Board of Directors” means the board of directors of the Corporation.
“Business Combination” means a merger, consolidation, statutory share exchange, reorganization, recapitalization or similar extraordinary transaction (which may include a reclassification) involving the Corporation.
“Business Day” has the meaning ascribed to it in the Investment Agreement.
“Cash Exercise” has the meaning set forth in Section 3.
“Cashless Exercise” has the meaning set forth in Section 3.

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Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

“Cashless Exercise Ratio” with respect to any exercise of this Warrant means a fraction (i) the numerator of which is the excess of (x) the VWAP for the Common Stock for the 30 trading days immediately preceding such exercise date over (y) the Exercise Price, and (ii) the denominator of which is the VWAP for the Common Stock for the 30 trading days immediately preceding such exercise date.
“Change of Control Transaction” means (a) any transaction or series of related transactions as a result of which any Person or group of persons within the meaning of Section 13(d)(3) of the Exchange Act (excluding the Warrantholder or any of its Affiliates) becomes the beneficial owner, directly or indirectly, of 35% or more of the outstanding Equity Interests (measured by either voting power or economic interests) of the Corporation, (b) any transaction or series of related transactions in which the stockholders of the Corporation immediately prior to such transaction or series of related transactions (the “Pre-Transaction Stockholders”) cease to beneficially own, directly or indirectly, at least 65% of the outstanding Equity Interests (measured by either voting power or economic interests) of the Corporation; provided that this clause (b) shall not apply if (i) such transaction or series of related transactions is an acquisition by the Corporation effected, in whole or in part, through the issuance of Equity Interests of the Corporation, (ii) such acquisition does not result in a Person or group of persons within the meaning of Section 13(d)(3) of the Exchange Act beneficially owning, directly or indirectly, a greater percentage of the outstanding Equity Interests (measured by either voting power or economic interests) of the Corporation than the Warrantholder, and (iii) the Pre-Transaction Stockholders continue to beneficially own, directly or indirectly, at least 65% of the outstanding Equity Interests (measured by voting power and economic interests) of the Corporation, (c) any Business Combination as a result of which at least 35% ownership of the Corporation is transferred to another Person or group of persons within the meaning of Section 13(d)(3) of the Exchange Act (excluding the Warrantholder or any of its Affiliates), (d) individuals who constitute the Continuing Directors, taken together, ceasing for any reason to constitute at least a majority of the Board of Directors, or (e) any sale or lease or exchange, transfer, license or disposition of a business, deposits or assets that constitute 35% or more of the consolidated assets, business, revenues, net income, assets or deposits of the Corporation.
“Charter Amendment” has the meaning ascribed to it in the Investment Agreement.
“Citizen of the United States” has the meaning ascribed to it in the Investment Agreement.
“Common Stock” means the Corporation’s Common Stock, $0.01 par value per share.
“Continuing Directors” means the directors of the Corporation on the date hereof and each other director, if, in each case, such other director’s nomination for election to

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Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

the Board of Directors is recommended by more than 50% of the Continuing Directors or more than 50% of the members of the Nominating and Governance Committee of the Board of Directors that are Continuing Directors.
“conversion” has the meaning ascribed to it in Section 12(ii).
“Convertible Securities” has the meaning ascribed to it in Section 12(ii).
“Corporation” means Air Transport Services Group, Inc., a Delaware corporation.
“DOT Approval” has the meaning ascribed to it in the Investment Agreement.
“Election Mechanic” has the meaning set forth in Section 12(v).
“Equity Interests” means any and all (a) shares, interests, participations or other equivalents (however designated) of capital stock or other voting securities of a corporation, any and all equivalent or analogous ownership (or profit) or voting interests in a Person (other than a corporation), (b) securities convertible into or exchangeable for shares, interests, participations or other equivalents (however designated) of capital stock or voting securities of (or other ownership or profit or voting interests in) such Person, and (c) any and all warrants, rights or options to purchase any of the foregoing, whether voting or nonvoting, and, in each case, whether or not such shares, interests, participations, equivalents, securities, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.
“Exercise Period” has the meaning set forth in Section 3.
“Exercise Price” means $9.73.
“Expiration Time” has the meaning set forth in Section 3.
“Fair Market Value” means, with respect to any security or other property, the fair market value of such security or other property as determined by the Board of Directors, acting in good faith and evidenced by a written notice delivered promptly to the Warrantholder (which written notice shall include certified resolutions of the Board of Directors in respect thereof). If the Warrantholder objects in writing to the Board of Director’s calculation of fair market value within 10 Business Days of receipt of written notice thereof and the Warrantholder and the Corporation are unable to agree on fair market value during the 10-day period following the delivery of the Warrantholder objection, the Appraisal Procedure may be invoked by either the Corporation or the Warrantholder to determine Fair Market Value by delivering written notification thereof

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Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

not later than the 30th day after delivery of the Warrantholder objection. For the avoidance of doubt, the Fair Market Value of cash shall be the amount of such cash.
“Governmental Entities” has the meaning ascribed to it in the Investment Agreement.
“HSR Act” has the meaning ascribed to it in the Investment Agreement.
“Initial Number” has the meaning ascribed to it in Section 12(ii).
“Investment Agreement” means the Investment Agreement, dated as of March 8, 2016, as it may be amended from time to time, by and between the Corporation and Amazon, including all annexes, schedules and exhibits thereto.
“Market Price” means, with respect to the Common Stock or any other security, on any given day, the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, of the shares of the Common Stock or of such security, as applicable, on The NASDAQ Global Select Market on such day. If the Common Stock or such security, as applicable, is not listed on The NASDAQ Global Select Market as of any date of determination, the Market Price of the Common Stock or such security, as applicable, on such date of determination means the closing sale price on such date as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock or such security, as applicable, is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on such date on the principal U.S. national or regional securities exchange on which the Common Stock or such security, as applicable, is so listed or quoted, or if the Common Stock or such security, as applicable, is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price on such date for the Common Stock or such security, as applicable, in the over-the-counter market as reported by Pink Sheets LLC or similar organization, or, if that bid price is not available, the Market Price of the Common Stock or such security, as applicable, on that date shall mean the Fair Market Value per share as of such date of the Common Stock or such security. For the purposes of determining the Market Price of the Common Stock or any such security, as applicable, on the “trading day” preceding, on or following the occurrence of an event, (a) that trading day shall be deemed to commence immediately after the regular scheduled closing time of trading on the applicable exchange, market or organization, or, if trading is closed at an earlier time, such earlier time and (b) that trading day shall end at the next regular scheduled closing time, or if trading is closed at an earlier time, such earlier time (for the avoidance of doubt, and as an example, if the Market Price is to be determined as of the last trading day preceding a specified event and the closing time of trading on a particular day is 4:00 p.m. and the specified event occurs at 5:00 p.m. on that day, the Market Price would be determined by reference to such 4:00 p.m. closing price).

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Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

“NASDAQ Authorization” has the meaning ascribed to it in the Investment Agreement.
“Other Voting Securities” means any, other than (a) Common Stock (and, for the avoidance of doubt, Common Stock expressly excludes, and “Other Voting Securities” expressly includes, any separate class or series of common stock of the Corporation with the right to vote in the election of any directors of the Corporation or otherwise on any other matters (whether separately as a class or series, or together with shares of Common Stock) with respect to which Common Stock is entitled to vote), (b) any rights issued (or any securities issued in respect of such rights) in connection with the adoption of a stockholder rights plan in customary form (including with respect to the receipt of such rights in respect of shares of Common Stock (including Warrant Shares) issued subsequent to the initial dividend or distribution of such rights), or (c) any securities issued to directors, advisors, employees or consultants of the Corporation pursuant to a stock option plan, employee stock purchase plan, restricted stock plan, other employee benefit plan or similar compensatory arrangement or agreement approved by the Board of Directors, any (i) securities with the right to vote in the election of any directors of the Corporation or otherwise on any other matters (whether separately as a class or series, or together with shares of Common Stock) with respect to which Common Stock is entitled to vote, and (ii) securities convertible into or exchangeable for any such securities, and any and all warrants, rights or options to purchase any of the foregoing.
“Other Voting Security Event” means the earliest to occur of the authorization, designation or issuance by the Corporation of, approval or authorization by the Corporation of the issuance of, or agreement or other commitment by the Corporation to issue, any Other Voting Securities.
“Permitted Repurchase” means (a) a Repurchase of up to 8,000,000 shares of Common Stock in the aggregate pursuant to one or more “Dutch Auction” tender offers at a price no greater than 10% above the Fair Market Value of the Common Stock at the time of such Repurchase or (b) a purchase of Equity Interests of the Corporation by the Corporation or any Affiliate thereof pursuant to and in compliance with the requirements of Rule 10b-18 under the Exchange Act.
“Permitted Transactions” has the meaning ascribed to it in Section 12(ii).
“Person” has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.
“Post-Issuance Adjustment” has the meaning ascribed to it in Section 12(ii).
“Pricing Date” has the meaning ascribed to it in Section 12(ii).

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Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

“Repurchases” means any transaction or series of related transactions to purchase Equity Interests of the Corporation or any of its subsidiaries by the Corporation or any subsidiary thereof for a purchase price greater than Fair Market Value pursuant to any tender offer or exchange offer (whether or not subject to Section 13(e) or 14(e) of the Exchange Act or Regulation 14E promulgated thereunder), whether for cash, Equity Interests of the Corporation, other securities of the Corporation, evidences of indebtedness of the Corporation or any other Person or any other property (including Equity Interests, other securities or evidences of indebtedness of a subsidiary), or any combination thereof, effected while this Warrant is outstanding.
“SEC” means the U.S. Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.
“Stockholders Agreement” means the Stockholders Agreement, dated as of March 8, 2016, as it may be amended from time to time, by and between the Corporation and Amazon, including all annexes, schedules and exhibits thereto.
“Subject Adjustment” has the meaning set forth in Section 12(vii).
“subsidiary” has the meaning ascribed to it in the Investment Agreement.
“Subject Record Date” has the meaning set forth in Section 12(vii).
“Transaction Documents” has the meaning ascribed to it in the Investment Agreement.
“VWAP” means the volume weighted average price per share of the Common Stock on The NASDAQ Global Select Market (as reported by Bloomberg L.P. (or its successor) or, if not available, by another authoritative source mutually agreed by the Corporation and Amazon) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such trading day.
“Warrant” means this Warrant, issued pursuant to the Investment Agreement.
“Warrant Shares” has the meaning set forth in Section 2.
“Warrantholder” has the meaning set forth in Section 2.
2.    Number of Warrant Shares; Exercise Price. This certifies that, for value received, Amazon or its permitted assigns (the “Warrantholder”) is entitled, upon the terms hereinafter set forth, to acquire from the Corporation, in whole or in part, up to an aggregate of 1,591,333 fully paid and nonassessable shares of Common Stock (the “Warrant Shares”), at a purchase price per share of Common Stock equal to the Exercise

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Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Price. The Warrant Shares and Exercise Price are subject to adjustment as provided herein, and all references to “Common Stock,” “Warrant Shares” and “Exercise Price” herein shall be deemed to include any such adjustment or series of adjustments.
3.    Exercise of Warrant; Term; Other Agreements; Cancelation.
(i)    Subject to Section 2, Section 12(v) and Section 13, as well as DOT Approval, the expiration or termination of any applicable waiting period pursuant to the HSR Act, the Charter Amendment and the NASDAQ Authorization, each if applicable, the right to purchase Warrant Shares represented by this Warrant is exercisable, in whole or in part by the Warrantholder, at any time or from time to time from and after the date hereof, but in no event later than 5:00 p.m., New York City time, on March 8, 2021 (such time, the “Expiration Time” and such period from and after the date hereof, the “Exercise Period”), by (A) the surrender of this Warrant and the Notice of Exercise attached as Annex B hereto, duly completed and executed on behalf of the Warrantholder, at the principal executive office of the Corporation located at 145 Hunter Drive, Wilmington, OH 45177, Attn: W. Joseph Payne (or such other office or agency of the Corporation in the United States as it may designate by notice in writing to the Warrantholder), and (B) payment of the Exercise Price for the Warrant Shares thereby purchased by, at the sole election of the Warrantholder, either: (i) tendering in cash, by certified or cashier’s check payable to the order of the Corporation, or by wire transfer of immediately available funds to an account designated by the Corporation (such manner of exercise, a “Cash Exercise”) or (ii) without payment of cash, by reducing the number of Warrant Shares obtainable upon the exercise of this Warrant (either in full or in part, as applicable) and payment of the Exercise Price in cash so as to yield a number of Warrant Shares obtainable upon the exercise of this Warrant (either in full or in part, as applicable) equal to the product of (x) the number of Warrant Shares issuable upon the exercise of this Warrant (either in full or in part, as applicable) (if payment of the Exercise Price were being made in cash) and (y) the Cashless Exercise Ratio (such manner of exercise, a “Cashless Exercise”).
(ii)    Notwithstanding the foregoing, if at any time during the Exercise Period the Warrantholder has not exercised this Warrant in full as a result of there being insufficient Warrant Shares available for issuance or the lack of any required corporate approval, the Expiration Date shall be extended until such date as the Warrantholder is able to exercise this Warrant in respect of all vested Warrant Shares.
(iii)    If the Warrantholder does not exercise this Warrant in its entirety, the Warrantholder shall be entitled to receive from the Corporation, upon request, a new warrant of like tenor in substantially identical form for the purchase of that number of Warrant Shares equal to the difference between the number of Warrant Shares subject to this Warrant and the number of Warrant Shares as to which this Warrant is so exercised.

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(iv)    This Warrant, including with respect to its cancelation, is subject to the terms and conditions of the Investment Agreement and the Stockholders Agreement. Without affecting in any manner any prior exercise of this Warrant (or any Warrant Shares previously issued hereunder), if (a) the Investment Agreement is terminated in accordance with Section 5.1 thereof or (b) the Warrantholder delivers to the Corporation a written, irrevocable commitment not to exercise this Warrant, the Corporation shall have no obligation to issue, and the Warrantholder shall have no right to acquire, the unvested portion of any Warrant Shares under this Warrant.
4.    Issuance of Warrant Shares; Authorization; Listing. Certificates for Equity Interests issued upon exercise of this Warrant shall be issued on the third Business Day following the date of exercise of this Warrant in accordance with its terms in the name of the Warrantholder and shall be delivered to the Warrantholder. The Corporation hereby represents and warrants that any Equity Interests issued upon the exercise of this Warrant in accordance with the provisions of Section 3 will be validly issued, fully paid and nonassessable and free of any liens or encumbrances (other than liens or encumbrances created by the Transaction Documents, arising as a matter of applicable law or created by or at the direction of the Warrantholder or any of its Affiliates). The Equity Interests so issued shall be deemed for all purposes to have been issued to the Warrantholder as of the close of business on the date on which this Warrant and payment of the Exercise Price are delivered to the Corporation in accordance with the terms of this Warrant, notwithstanding that the stock transfer books of the Corporation may then be closed or certificates representing such Equity Interests may not be actually delivered on such date. The issuance in full of the Warrant Shares shall require an amendment to the certificate of incorporation of the Corporation, and after such amendment is duly approved and adopted, the Corporation shall at all times reserve and keep available, out of its authorized but unissued Equity Interests, solely for the purpose of providing for the exercise of this Warrant, the aggregate Equity Interests issuable upon exercise of this Warrant in full (disregarding whether or not this Warrant is exercisable by its terms at any such time). The Corporation shall, at its sole expense, procure, subject to issuance or notice of issuance, the listing of any Equity Interests issuable upon exercise of this Warrant on the principal stock exchange on which such Equity Interests are then listed or traded, promptly after such Equity Interests are eligible for listing thereon.
5.    No Fractional Shares or Scrip. No fractional Warrant Shares or other Equity Interests or scrip representing fractional Warrant Shares or other Equity Interests shall be issued upon any exercise of this Warrant. In lieu of any fractional share to which a Warrantholder would otherwise be entitled, the Warrantholder shall be entitled to receive a cash payment equal to the Market Price of the Common Stock or such other Equity Interests on the last trading day preceding the date of exercise less the Exercise Price for such fractional share.

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6.    No Rights as Stockholders; Transfer Books. Without limiting in any respect the provisions of the Investment Agreement or the Stockholders Agreement and except as otherwise provided by the terms of this Warrant, this Warrant does not entitle the Warrantholder to (i) receive dividends or other distributions, (ii) consent to any action of the stockholders of the Corporation, (iii) receive notice of or vote at any meeting of the stockholders, (iv) receive notice of any other proceedings of the Corporation, or (v) exercise any other rights whatsoever, in any such case, as a stockholder of the Corporation prior to the date of exercise hereof.
7.    Charges, Taxes and Expenses. Issuance of this Warrant and issuance of certificates for Equity Interests to the Warrantholder upon the exercise of this Warrant shall be made without charge to the Warrantholder for any issue or transfer tax (other than taxes in respect of any transfer occurring contemporaneously therewith) or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Corporation.
8.    Transfer/Assignment.
(i)    This Warrant may only be transferred to an Affiliate of Amazon. The Warrant Shares may only be transferred in accordance with the terms of the Stockholders Agreement. Subject to compliance with the first two sentences of this Section 8, the legend as set forth on the cover page of this Warrant and the terms of the Stockholders Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon the books of the Corporation by the registered holder hereof in person or by duly authorized attorney, and a new Warrant shall be made and delivered by the Corporation, of the same tenor and date as this Warrant but registered in the name of one or more transferees, upon surrender of this Warrant, duly endorsed, to the office or agency of the Corporation described in Section 3. If the transferring holder does not transfer the entirety of its rights to purchase all Warrant Shares hereunder, such holder shall be entitled to receive from the Corporation a new Warrant in substantially identical form for the purchase of that number of Warrant Shares as to which the right to purchase was not transferred. All expenses (other than stock transfer taxes) and other charges payable in connection with the preparation, execution and delivery of the new Warrants pursuant to this Section 8 shall be paid by the Corporation, other than the costs and expenses of counsel or any other advisor to the Warrantholder and its transferee.
(ii)    If and for so long as required by the Investment Agreement, this Warrant Certificate shall contain a legend as set forth in Section 4.2 of the Investment Agreement.
9.    Exchange and Registry of Warrant. This Warrant is exchangeable, subject to applicable securities laws, upon the surrender hereof by the Warrantholder to the Corporation, for a new warrant or warrants of like tenor and representing the right to purchase the same aggregate number of Warrant Shares. The Corporation shall maintain a registry showing the name and address of the Warrantholder as the registered holder of

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this Warrant. This Warrant may be surrendered for exchange or exercise, in accordance with its terms, at the office of the Corporation, and the Corporation shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.
10.    Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Corporation of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction, upon receipt of a bond, indemnity or security reasonably satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Corporation shall make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of Warrant Shares as provided for in such lost, stolen, destroyed or mutilated Warrant.
11.    Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding day that is a Business Day.
12.    Adjustments and Other Rights. The Exercise Price and Warrant Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as follows; provided that if more than one subsection of this Section 12 is applicable to a single event, the subsection shall be applied that produces the largest adjustment and no single event shall cause an adjustment under more than one subsection of this Section 12 so as to result in duplication.
(i)    Stock Splits, Subdivisions, Reclassifications or Combinations. If the Corporation shall at any time or from time to time (a) declare, order, pay or make a dividend or make a distribution on its Common Stock in shares of Common Stock, (b) split, subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares or (c) combine or reclassify the outstanding shares of Common Stock into a smaller number of shares, the number of Warrant Shares issuable upon exercise of this Warrant at the time of the record date for such dividend or distribution or the effective date of such split, subdivision, combination or reclassification shall be proportionately adjusted so that the Warrantholder immediately after such record date or effective date, as the case may be, shall be entitled to purchase the number of shares of Common Stock which such holder would have owned or been entitled to receive in respect of the shares of Common Stock subject to this Warrant after such date had this Warrant been exercised in full immediately prior to such record date or effective date, as the case may be (disregarding whether or not this Warrant had been exercisable by its terms at such time). In the event of such adjustment, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such split, subdivision, combination or reclassification shall be immediately adjusted to the number obtained by dividing (x) the product of (1) the number of Warrant Shares issuable upon

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the exercise of this Warrant in full before the adjustment determined pursuant to the immediately preceding sentence (disregarding whether or not this Warrant was exercisable by its terms at such time) and (2) the Exercise Price in effect immediately prior to the record or effective date, as the case may be, for the dividend, distribution, split, subdivision, combination or reclassification giving rise to such adjustment by (y) the new number of Warrant Shares issuable upon exercise of the Warrant in full determined pursuant to the immediately preceding sentence (disregarding whether or not this Warrant is exercisable by its terms at such time).
(ii)    Certain Issuances of Common Shares or Convertible Securities. If the Corporation shall at any time or from time to time issue shares of Common Stock (or rights or warrants or any other securities or rights exercisable or convertible into or exchangeable (collectively, a “conversion”) for shares of Common Stock) (collectively, “convertible securities”) (other than in Permitted Transactions or a transaction to which the adjustments set forth in subsection (i) of this Section 12 are applicable), without consideration or at a consideration per share (or having a conversion price per share) that is less than 100% of the Market Price of Common Stock immediately prior to the date of the agreement on pricing of such shares(or of such convertible securities) (such date of agreement, the “Pricing Date”) then, in such event:
(A) the number of Warrant Shares issuable upon the exercise of this Warrant immediately prior to the Pricing Date (the “Initial Number”) shall be increased to the number obtained by multiplying the Initial Number by a fraction (I) the numerator of which shall be the sum of (x) the number of shares of Common Stock outstanding immediately prior to the Pricing Date and (y) the number of additional shares of Common Stock issued (or into which convertible securities may be converted) and (II) the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding immediately prior to the Pricing Date and (y) the number of shares of Common Stock (rounded to the nearest whole share) which the Aggregate Consideration in respect of such issuance of shares of Common Stock (or convertible securities) would purchase at the Market Price of Common Stock immediately prior to the Pricing Date; and
(B) the Exercise Price payable upon exercise of this Warrant shall be adjusted by multiplying such Exercise Price in effect immediately prior to the Pricing Date by a fraction, the numerator of which shall be the number of shares of Common Stock issuable upon exercise of this Warrant in full immediately prior to the adjustment pursuant to clause (A) above (disregarding whether or not this Warrant was exercisable by its terms at such time), and the denominator of which shall be the number of shares of Common Stock issuable upon exercise of this Warrant in full immediately after the adjustment pursuant to clause (A) above (disregarding whether or not this Warrant is exercisable by its terms at such time).

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For purposes of the foregoing, (1) the “Aggregate Consideration” in respect of such issuance of shares of Common Stock (or convertible securities) shall be deemed to be equal to the sum of the net offering price (before deduction of any related expenses payable to third parties, including discounts and commissions) of all such shares of Common Stock and convertible securities, plus the aggregate amount, if any, payable upon conversion of any such convertible securities (assuming conversion in accordance with their terms immediately following their issuance (and further assuming for this purpose that such convertible securities are convertible at such time)); (2) in the case of the issuance of such shares of Common Stock or convertible securities for, in whole or in part, any non-cash property (or in the case of any non-cash property payable upon conversion of any such convertible securities), the consideration represented by such non-cash property shall be deemed to be the Market Price (in the case of securities) and/or Fair Market Value (in all other cases), as applicable, of such non-cash property as of immediately prior to the Pricing Date (before deduction of any related expenses payable to third parties, including discounts and commissions); (3) on any increase in the number of shares of Common Stock deliverable upon conversion of any such issued convertible securities, and/or any decrease in the consideration receivable by the Corporation in respect of any such conversion (each, a “Post-Issuance Adjustment”), then, to the extent that, in respect of the same facts and events, the adjustment provisions set forth in this Section 12 (excluding this clause (3)) do not result in a proportionate increase in the number of Warrant Shares issuable upon the exercise of this Warrant, and/or proportionate decrease in the Exercise Price payable upon exercise of this Warrant, in each case equal to or greater than the proportionate increase and/or decrease, respectively, in respect of such convertible securities, then the number of Warrant Shares issuable, and the Exercise Price payable, upon exercise of this Warrant, in each case then in effect, shall forthwith be readjusted to such number of Warrant Shares and such Exercise Price as would have been obtained had the Post-Issuance Adjustment been effective in respect of such convertible securities as of immediately prior to the Pricing Date of such convertible securities; (4) if the Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant shall have been adjusted upon the issuance of any convertible securities in accordance with this Section 12, subject to clause (3) above, no further adjustment of the Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant shall be made for the actual issuance of shares of Common Stock upon the actual conversion of such convertible securities in accordance with their terms; and (5) “Permitted Transactions” shall include (a) issuances of shares of Common Stock (including upon exercise of options) to directors, advisors, employees or consultants of the Corporation pursuant to a stock option plan, employee stock purchase plan, restricted stock plan, other employee benefit plan or other similar compensatory agreement or arrangement approved by the Board of Directors and (b) the exercise of this Warrant. Any adjustment made pursuant to this Section 12(ii) shall become effective immediately upon the date of such issuance. For the avoidance of doubt, no increase to the Exercise Price or decrease in the number of Warrant Shares issuable upon exercise of this Warrant shall be made pursuant to this Section 12(ii).

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(iii)    Distributions. If the Corporation shall fix a record date for the making of a dividend or other distribution (by spin-off or otherwise) on shares of Common Stock, whether in cash, Equity Interests of the Corporation, other securities of the Corporation, evidences of indebtedness of the Corporation or any other Person or any other property (including Equity Interests, other securities or evidences of indebtedness of a subsidiary), or any combination thereof, excluding (A) dividends or distributions subject to adjustment pursuant to Section 12(i) or (B) dividends or distributions of rights in connection with the adoption of a stockholder rights plan in customary form (including with respect to the receipt of such rights in respect of shares of Common Stock (including Warrant Shares) issued subsequent to the initial dividend or distribution of such rights), then in each such case, the number of Warrant Shares issuable upon exercise of this Warrant in full (disregarding whether or not this Warrant had been exercisable by its terms at such time) shall be increased by multiplying such number of Warrant Shares by a fraction, the numerator of which is the Market Price per share of Common Stock on such record date and the denominator of which is the Market Price per share of Common Stock on such record date less the Fair Market Value of the cash and/or any other property, as applicable, to be so paid or distributed in such dividend or distribution in respect of one share of Common Stock (in each case as of the record date of such dividend or distribution); such adjustment shall take effect on the record date for such dividend or distribution. In the event of such adjustment, the Exercise Price shall immediately be decreased by multiplying such Exercise Price by a fraction, the numerator of which is the number of Warrant Shares issuable upon the exercise of this Warrant in full immediately prior to such adjustment (disregarding whether or not this Warrant was exercisable by its terms at such time), and the denominator of which is the new number of Warrant Shares issuable upon exercise of this Warrant determined in accordance with the immediately preceding sentence. Notwithstanding the foregoing, in the event that the Fair Market Value of the cash and/or any other property, as applicable, to be so paid or distributed in such dividend or distribution in respect of one share of Common Stock (in each case as of the record date of such dividend or distribution) is equal to or greater than the Market Price per share of Common Stock on such record date, then proper provision shall be made such that upon exercise of this Warrant, the Warrantholder shall receive, in addition to the applicable Warrant Shares, the amount and kind of such cash and/or any other property such Warrantholder would have received had such Warrantholder exercised this Warrant immediately prior to such record date (disregarding whether or not this Warrant had been exercisable by its terms at such time). For purposes of the foregoing, in the event that such dividend or distribution in question is ultimately not so made, the Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant then in effect shall be readjusted, effective as of the date when the Board of Directors determines not to make such dividend or distribution, to the Exercise Price that would then be in effect and the number of Warrant Shares that would then be issuable upon exercise of this Warrant if such record date had not been fixed. For the avoidance of doubt, no increase to the Exercise Price or decrease in the number of

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Warrant Shares issuable upon exercise of this Warrant shall be made pursuant to this Section 12(iii).
Notwithstanding the foregoing provisions of this Section 12(iii), in the event that all or any portion of any such dividend or other distribution is in Other Voting Securities, then with respect to such dividend or distribution (or such portion thereof that is in Other Voting Securities, as applicable), the Warrantholder shall have the option, exercisable in writing delivered to the Corporation within seven Business Days of such Warrantholder’s receipt of the Corporation’s notice pursuant to Section 12(ix) relating to such dividend or other distribution, to elect (1) for the foregoing adjustments set forth in this Section 12(iii) to apply with respect to such dividend or distribution (or such portion thereof that is in Other Voting Securities, as applicable) or (2) in lieu of the foregoing adjustments set forth in this Section 12(iii) with respect to such dividend or distribution (or such portion thereof that is in Other Voting Securities, as applicable), but, for all purposes of this clause (2), after giving effect to the foregoing adjustments set forth in this Section 12(iii) with respect to any portion of such dividend or distribution that is in securities, cash and/or any other property, in each case other than Other Voting Securities, for its right to receive Warrant Shares upon exercise of this Warrant to be converted, effective as of the record date of such dividend or distribution, into the right to exercise this Warrant to acquire such Warrant Shares plus the Other Voting Securities that such Warrant Shares would have been entitled to receive upon consummation of such dividend or distribution, assuming the exercise in full of this Warrant immediately prior to such record date (disregarding whether or not this Warrant was exercisable by its terms at such time); provided that for purposes of this clause (2), (x) the number and type of Other Voting Securities so deliverable upon any exercise of this Warrant shall be adjusted to take into account any stock or security dividends, splits, reverse splits, spin-offs, split-ups, mergers, reclassifications, reorganizations, recapitalizations, combinations or exchanges of securities and the like from and after the consummation of such dividend or distribution in question and at or prior to such exercise of this Warrant, and (y) with respect to any such Other Voting Securities that are described in clause (b) of the definition of Other Voting Securities, the terms of such Other Voting Securities, as issued upon exercise of this Warrant, shall take into account any anti-dilution or other adjustments that would have been applicable to such Other Voting Securities had such Other Voting Securities been outstanding from and after the consummation of such dividend or distribution in question. In the event that such dividend or distribution in question (or such portion thereof that is in Other Voting Securities, as applicable) is ultimately not so made, this Warrant shall be readjusted, effective as of the date when the Board of Directors determines not to make such dividend or distribution (or such portion thereof that is in Other Voting Securities, as applicable), as though the record date thereof had not been fixed.
(iv)    Repurchases. If the Corporation or any subsidiary thereof shall at any time or from time to time effect Repurchases (other than a Permitted Repurchase), the

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Exercise Price then in effect and the number of Warrant Shares issuable upon the exercise of this Warrant shall be immediately adjusted, in each case in accordance with the foregoing provisions of this Section 12, as if, in lieu of such Repurchases, the Corporation had (A) first, declared and paid a dividend, in cash, on shares of Common Stock in an aggregate amount equal to the Assumed Payment Amount, with a record date as of the trading day immediately preceding the first public disclosure of the Corporation’s (or such subsidiary’s) intent to effect such Repurchase, and (B) second, effected a reverse-split of Common Stock, in the proportion required to reduce the number of shares of Common Stock outstanding from (1) the number of such shares outstanding immediately prior to the first purchase of Equity Interests comprising such Repurchases to (2) the number of such shares outstanding immediately following the last purchase of Equity Interests comprising such Repurchases (in the case of this clause (B), with such adjustments as are appropriate to exclude the effect of any issuances of Equity Interests, and any dividends, distributions, splits, subdivisions, reclassifications and combinations subject to adjustment pursuant to Section 12(i), in each case from and after the first purchase of Equity Interests comprising such Repurchases and at or prior to the last purchase of Equity Interests comprising such Repurchases). For the avoidance of doubt, no increase to the Exercise Price or decrease in the number of Warrant Shares issuable upon exercise of this Warrant shall be made pursuant to this Section 12(iv). For purposes of the foregoing, the “Assumed Payment Amount” with respect to any Repurchases shall mean the aggregate Market Price (in the case of securities) and/or Fair Market Value (in the case of cash and/or any other property), as applicable, as of such Repurchases, of the aggregate consideration paid to effect such Repurchases.
(v)    Change of Control Transactions. In case of any Change of Control Transaction or reclassification of Common Stock (other than a reclassification of Common Stock subject to adjustment pursuant to Section 12(i)), notwithstanding anything to the contrary contained herein, (a) the Corporation shall notify the Warrantholder in writing of such Change of Control Transaction or reclassification as promptly as practicable, (b) subject to clause (c) below, solely in the event of a Change of Control Transaction that is a Business Combination or a reclassification, the Warrantholder’s right to receive Warrant Shares upon exercise of this Warrant shall be converted, effective upon the occurrence of such Business Combination or reclassification, into the right to exercise this Warrant to acquire the number of shares of stock or other securities or property (including cash) that the Common Stock issuable (at the time of such Business Combination or reclassification) upon exercise of this Warrant immediately prior to such Business Combination or reclassification would have been entitled to receive upon consummation of such Business Combination or reclassification, and (c) all Warrant Shares which are not then vested shall vest fully and become non-forfeitable and immediately exercisable upon consummation of such Change of Control Transaction or reclassification. In determining the kind and amount of stock, securities or the property receivable upon exercise of this Warrant upon and following adjustment pursuant to this paragraph, if the holders of Common Stock have the right to elect the

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kind or amount of consideration receivable upon consummation of such Business Combination (an “Election Mechanic”), then the Warrantholder shall have the right to make the same election upon exercise of this Warrant with respect to the number of shares of stock or other securities or property which the Warrantholder shall receive upon exercise of this Warrant. The Corporation, or the Person or Persons formed by the applicable Business Combination or reclassification, or that acquire(s) the applicable shares of Common Stock, as the case may be, shall make lawful provisions to establish such rights and to provide for such adjustments that, for events from and after such Business Combination or reclassification, shall be as nearly equivalent as possible to the rights and adjustments provided for herein, and the Corporation shall not be a party to or permit any such Business Combination or reclassification to occur unless such provisions are made as a part of the terms thereof.
(vi)    Rounding of Calculations; Minimum Adjustments. All calculations under this Section 12 shall be made to the nearest one-tenth (1/10th) of a cent or to the nearest one-hundredth (1/100th) of a share, as the case may be. Any provision of this Section 12 to the contrary notwithstanding, no adjustment in the Exercise Price or the number of Warrant Shares into which this Warrant is exercisable shall be made if the amount of such adjustment would be less than $0.01 or one-tenth (1/10th) of a share of Common Stock, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or 1/10th of a share of Common Stock, or more.
(vii)    Timing of Issuance of Additional Securities Upon Certain Adjustments. In any case in which (a) the provisions of this Section 12 shall require that an adjustment (the “Subject Adjustment”) shall become effective immediately after a record date (the “Subject Record Date”) for an event and (b) the Warrantholder exercises this Warrant after the Subject Record Date and before the consummation of such event, the Corporation may defer until the consummation of such event (i) issuing to such Warrantholder the incrementally additional shares of Common Stock or other property issuable upon such exercise by reason of the Subject Adjustment and (ii) paying to such Warrantholder any amount of cash in lieu of a fractional share of Common Stock; provided, however, that the Corporation upon request shall promptly deliver to such Warrantholder a due bill or other appropriate instrument evidencing such Warrantholder’s right to receive such additional shares (or other property, as applicable), and such cash, upon the consummation of such event.
(viii)    Statement Regarding Adjustments. Whenever the Exercise Price or the Warrant Shares into which this Warrant is exercisable shall be adjusted as provided in Section 12, the Corporation shall forthwith prepare a statement showing in reasonable detail the facts requiring such adjustment and the Exercise Price that shall be in effect and the Warrant Shares into which this Warrant shall be exercisable after such adjustment,

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and cause a copy of such statement to be delivered to the Warrantholder as promptly as practicable.
(ix)    Notice of Adjustment Event. In the event that the Corporation shall propose to take any action of the type described in this Section 12 (but only if the action of the type described in this Section 12 would result in an adjustment in the Exercise Price or the Warrant Shares into which this Warrant is exercisable or a change in the type of securities or property to be delivered upon exercise of this Warrant), the Corporation shall provide written notice to the Warrantholder, which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth the facts with respect thereto as shall be reasonably necessary to indicate the effect on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed. In case of all other action, such notice shall be given at least 10 days prior to the taking of such proposed action unless the Corporation reasonably determines in good faith that, given the nature of such action, the provision of such notice at least 10 days in advance is not reasonably practicable from a timing perspective, in which case such notice shall be given as far in advance prior to the taking of such proposed action as is reasonably practicable from a timing perspective.
(x)    Adjustment Rules. Any adjustments pursuant to this Section 12 shall be made successively whenever an event referred to herein shall occur. If an adjustment in Exercise Price made hereunder would reduce the Exercise Price to an amount below par value of the Common Stock, then such adjustment in Exercise Price made hereunder shall reduce the Exercise Price to the par value of the Common Stock.
(xi)    No Impairment. The Corporation shall not, by amendment of its certificate of incorporation, bylaws or any other organizational document, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant. In furtherance and not in limitation of the foregoing, the Corporation shall not take or permit to be taken any action which would entitle the Warrantholder to an adjustment under this Section 12 if the total number of shares of Common Stock issuable after such action upon exercise of this Warrant in full (disregarding whether or not this Warrant is exercisable by its terms at such time), together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon the exercise in full of any and all outstanding Equity Interests (disregarding whether or not any such Equity Interests are exercisable by their terms at

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such time) would exceed the total number of shares of Common Stock then authorized by its certificate of incorporation.
(xii)    Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 12, the Corporation shall take any and all action which may be necessary, including obtaining regulatory or other governmental, NASDAQ or other applicable securities exchange, corporate or stockholder approvals or exemptions, in order that the Corporation may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock, or all other securities or other property, that the Warrantholder is entitled to receive upon exercise of this Warrant pursuant to this Section 12.
13.    Mandatory Exercise Upon Change of Control. Notwithstanding anything to the contrary contained herein, in the event of the consummation prior to the Expiration Time of a Business Combination where all outstanding shares of Common Stock are exchanged solely for cash consideration, the Corporation shall have the right to cause the Warrantholder to exercise this Warrant; provided that the Corporation must give written notice to the Warrantholder at least 10 Business Days prior to the date of consummation of such qualifying Business Combination, which notice shall specify the expected date on which such qualifying Business Combination is to take place and set forth the facts with respect thereto as shall be reasonably necessary to indicate the amount of cash deliverable upon exercise of this Warrant and to each outstanding share of Common Stock; provided, further that the Corporation may only cause this Warrant to be exercised concurrently with the consummation of such qualifying Business Combination and the Warrantholder shall be entitled to receive the cash consideration as determined pursuant to Section 12(v). If the Warrantholder is required to exercise this Warrant pursuant to this Section 13, the Warrantholder shall notify the Corporation within five Business Days after receiving the Corporation’s written notice described above in this Section 13 whether it is electing to exercise this Warrant through a Cash Exercise or a Cashless Exercise. If the Warrantholder (i) does not provide such notice within five Business Days after receiving the Corporation’s written notice described above in this Section 13, or (ii) elects a Cash Exercise but does not pay the applicable Exercise Price for the Warrant Shares thereby purchased to the Corporation upon the consummation of such qualifying Business Combination then, in either such case, the Corporation shall effect the exercise of this Warrant through a Cashless Exercise.
14.    Governing Law and Jurisdiction. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In addition, each of the parties (a) submits to the personal jurisdiction of the Delaware Court of Chancery in and for New Castle County, or in the event (but only in the event) that such

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Delaware Court of Chancery does not have subject matter jurisdiction over such dispute, the United States District Court for the District of Delaware, or in the event (but only in the event) that such United States District Court also does not have jurisdiction over such dispute, any Delaware State court sitting in New Castle County, in the event any dispute (whether in contract, tort or otherwise) arises out of this Warrant or the transactions contemplated hereby, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (c) agrees that it shall not bring any claim, action or proceeding relating to this Warrant or the transactions contemplated hereby in any court other than the Delaware Court of Chancery in and for New Castle County, or in the event (but only in the event) that such Delaware Court of Chancery does not have subject matter jurisdiction over such claim, action or proceeding the United States District Court for the District of Delaware, or in the event (but only in the event) that such United States District Court also does not have jurisdiction over such claim, action or proceeding, any Delaware State court sitting in New Castle County. Each party agrees that service of process upon such party in any such claim, action or proceeding shall be effective if notice is given in accordance with the provisions of this Warrant.
15.    Binding Effect. This Warrant shall be binding upon any successors or assigns of the Corporation.
16.    Amendments. This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Corporation and the Warrantholder.
17.    Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other shall be in writing and shall be deemed to have been duly given (a) if sent by registered or certified mail in the United States return receipt requested, upon receipt, (b) if sent by nationally recognized overnight air courier, one Business Day after mailing, (c) if sent by email or facsimile transmission, with a copy mailed on the same day in the manner provided in clauses (a) or (b) of this Section 17 when transmitted and receipt is confirmed, or (d) if otherwise personally delivered, when delivered. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.
If to the Corporation, to:
Air Transport Services Group, Inc.
145 Hunter Drive
Wilmington, OH 45177
Attn:    [*]
Fax:    [*]
Email:    joe.payne@atsginc.com

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with a copy to (which copy alone shall not constitute notice):
Winston & Strawn LLP
333 S. Grand Avenue
38th Floor
Attn:     C. James Levin
Fax:     [*]
Email:    [*]
If to the Warrantholder, to:
Amazon.com, Inc.
410 Terry Avenue North
Seattle, WA 98109-5210
Attn:    General Counsel
Fax:     [*]
with a copy to (which copy alone shall not constitute notice):
Debevoise & Plimpton LLP
919 Third Avenue
New York, NY 10022
Attn:     William D. Regner
Fax:    [*]
Email:    [*]
18.    Entire Agreement. This Warrant and the form attached hereto, the Investment Agreement, the other Transaction Documents (as defined in the Investment Agreement) and the Confidentiality Agreement constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof.
19.    Specific Performance. The parties agree that failure of any party to perform its agreements and covenants hereunder, including a party’s failure to take all actions as are necessary on such party’s part in accordance with the terms and conditions of this Warrant to consummate the transactions contemplated hereby, will cause irreparable injury to the other party, for which monetary damages, even if available, will not be an adequate remedy. It is agreed that the parties shall be entitled to equitable relief including injunctive relief and specific performance of the terms hereof, without the requirement of posting a bond or other security, and each party hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of a party’s obligations and to the granting by any court of the remedy of specific performance of such party’s obligations hereunder, this being in addition to any other remedies to which the parties are entitled at law or equity.

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IN WITNESS WHEREOF, the Corporation has caused this Warrant to be duly executed by a duly authorized officer.
Dated: March 8, 2018
AIR TRANSPORT SERVICES GROUP, INC.

By:    ___________________________________
Name:
Title:

Acknowledged and Agreed

AMAZON.COM, INC.

By:    __________________________________
Name:
Title:

[Signature Page to Warrant]

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Annex A
[Form of Notice of Exercise]
Date:
TO:     Air Transport Services Group, Inc.
RE:     Election to Purchase Common Stock
The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby agrees to subscribe for and purchase the number of shares of the Common Stock set forth below covered by such Warrant. The undersigned, in accordance with Section 3 of the Warrant, hereby agrees to pay the aggregate Exercise Price for such shares of Common Stock. A new warrant evidencing the remaining shares of Common Stock covered by such Warrant, but not yet subscribed for and purchased, if any, should be issued in the name of the Warrantholder.
Number of shares of Common Stock with respect to which the Warrant is being exercised (including shares to be withheld as payment of the Exercise Price pursuant to Section 3(i), if any):
______________________________________
Method of Payment of Exercise Price (note if cashless exercise pursuant to Section 3(i)(B)(ii) of the Warrant or cash exercise pursuant to Section 3(i)(B)(i) of the Warrant):
___________________________________
Aggregate Exercise Price: _______________________________
Holder:    __________________________________
By:        __________________________________
Name:        __________________________________
Title:        __________________________________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

ANNEX C-3
Form of Warrant-B-2 to Purchase Common Stock

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FINAL FORM

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

FORM OF WARRANT TO PURCHASE COMMON STOCK
THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.
THIS INSTRUMENT IS ISSUED PURSUANT TO AND SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS OF (1) AN INVESTMENT AGREEMENT, DATED AS OF MARCH 8, 2016, BY AND BETWEEN THE ISSUER OF THESE SECURITIES AND AMAZON.COM, INC., A DELAWARE CORPORATION, A COPY OF WHICH IS ON FILE WITH THE ISSUER AND (2) A STOCKHOLDERS AGREEMENT, DATED AS OF MARCH 8, 2016, BY AND BETWEEN THE ISSUER OF THESE SECURITIES AND AMAZON.COM, INC. THE SECURITIES REPRESENTED BY THIS INSTRUMENT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH SAID AGREEMENTS. ANY SALE OR OTHER TRANSFER NOT IN COMPLIANCE WITH SAID AGREEMENTS WILL BE VOID.
WARRANT
to purchase
1,591,333
Shares of Common Stock of
Air Transport Services Group, Inc.
a Delaware Corporation
Issue Date: September 8, 2020
1.    Definitions. Unless the context otherwise requires, when used herein the following terms shall have the meanings indicated.
“Adjusted Outstanding Common Shares” means the number equal of shares of Common Stock equal to (a) 64,375,021 shares of Common Stock, plus (b) the Issued Additional Shares, minus (c) the Repurchased Shares.
“Adjusted Warrant Shares” means the number of shares of Common Stock equal to (i) the quotient where (A) the numerator is equal to the product of (I) the Adjusted Outstanding Common Shares, multiplied by (II) 0.199, and (B) the denominator is equal to 0.801; minus (ii) 12,810,629 shares of Common Stock, minus (iii) 1,591,333 shares of Common Stock.

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

“Affiliate” has the meaning ascribed to it in the Investment Agreement.
“Aggregate Consideration” has the meaning ascribed to it in Section 12(ii).
“Air Transportation Agreements” has the meaning ascribed to it in the Investment Agreement.
“Aircraft Lease Agreement” means an Aircraft Lease Agreement by and between Amazon or one of its Affiliates and the Corporation or one of its Affiliates in the form attached to the Air Transportation Agreements.
“Aircraft Sublease Agreement” means an Aircraft Sublease Agreement by and between Amazon or one of its Affiliates and a certificated cargo air carrier that is an Affiliate of the Corporation in the form attached to the Air Transportation Agreements.
“Amazon” means Amazon.com, Inc., a Delaware corporation.
“Antitrust Law” has the meaning ascribed to it in the Investment Agreement.
“Appraisal Procedure” means a procedure whereby two independent, nationally recognized appraisers, one chosen by the Corporation and one by the Warrantholder, shall mutually agree upon the determinations then the subject of appraisal. Each party shall deliver a notice to the other appointing its appraiser within 15 days after the Appraisal Procedure is invoked. If within 30 days after appointment of the two appraisers they are unable to agree upon the amount in question, a third independent, nationally recognized appraiser shall be chosen within 10 days thereafter by the mutual consent of such first two appraisers or, if such two first appraisers fail to agree upon the appointment of a third appraiser, such appointment shall be made by the American Arbitration Association, or any organization successor thereto, from a panel of arbitrators having experience in appraisal of the subject matter to be appraised. In such event, the decision of the third appraiser so appointed and chosen shall be given within 30 days after the selection of such third appraiser. If three appraisers shall be appointed and the determination of one appraiser is disparate from the middle determination by more than twice the amount by which the other determination is disparate from the middle determination, then the determination of such appraiser shall be excluded, the remaining two determinations shall be averaged and such average shall be binding and conclusive upon the Corporation and the Warrantholder; otherwise, the average of all three determinations shall be binding upon the Corporation and the Warrantholder. The costs of conducting any Appraisal Procedure shall be borne 50% by the Corporation and 50% by the Warrantholder.
“Assumed Payment Amount” has the meaning ascribed to it in Section 12(iv).
“Board of Directors” means the board of directors of the Corporation.

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“Business Combination” means a merger, consolidation, statutory share exchange, reorganization, recapitalization or similar extraordinary transaction (which may include a reclassification) involving the Corporation.
“Business Day” has the meaning ascribed to it in the Investment Agreement.
“Cash Exercise” has the meaning set forth in Section 3.
“Cashless Exercise” has the meaning set forth in Section 3.
“Cashless Exercise Ratio” with respect to any exercise of this Warrant means a fraction (i) the numerator of which is the excess of (x) the VWAP for the Common Stock for the 30 trading days immediately preceding such exercise date over (y) the Exercise Price, and (ii) the denominator of which is the VWAP for the Common Stock for the 30 trading days immediately preceding such exercise date.
“Change of Control Transaction” means (a) any transaction or series of related transactions as a result of which any Person or group of persons within the meaning of Section 13(d)(3) of the Exchange Act (excluding the Warrantholder or any of its Affiliates) becomes the beneficial owner, directly or indirectly, of 35% or more of the outstanding Equity Interests (measured by either voting power or economic interests) of the Corporation, (b) any transaction or series of related transactions in which the stockholders of the Corporation immediately prior to such transaction or series of related transactions (the “Pre-Transaction Stockholders”) cease to beneficially own, directly or indirectly, at least 65% of the outstanding Equity Interests (measured by either voting power or economic interests) of the Corporation; provided that this clause (b) shall not apply if (i) such transaction or series of related transactions is an acquisition by the Corporation effected, in whole or in part, through the issuance of Equity Interests of the Corporation, (ii) such acquisition does not result in a Person or group of persons within the meaning of Section 13(d)(3) of the Exchange Act beneficially owning, directly or indirectly, a greater percentage of the outstanding Equity Interests (measured by either voting power or economic interests) of the Corporation than the Warrantholder, and (iii) the Pre-Transaction Stockholders continue to beneficially own, directly or indirectly, at least 65% of the outstanding Equity Interests (measured by voting power and economic interests) of the Corporation, (c) any Business Combination as a result of which at least 35% ownership of the Corporation is transferred to another Person or group of persons within the meaning of Section 13(d)(3) of the Exchange Act (excluding the Warrantholder or any of its Affiliates), (d) individuals who constitute the Continuing Directors, taken together, ceasing for any reason to constitute at least a majority of the Board of Directors, or (e) any sale or lease or exchange, transfer, license or disposition of a business, deposits or assets that constitute 35% or more of the consolidated assets, business, revenues, net income, assets or deposits of the Corporation.

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“Charter Amendment” has the meaning ascribed to it in the Investment Agreement.
“Citizen of the United States” has the meaning ascribed to it in the Investment Agreement.
“Common Stock” means the Corporation’s Common Stock, $0.01 par value per share.
“Continuing Directors” means the directors of the Corporation on the date hereof and each other director, if, in each case, such other director’s nomination for election to the Board of Directors is recommended by more than 50% of the Continuing Directors or more than 50% of the members of the Nominating and Governance Committee of the Board of Directors that are Continuing Directors.
“conversion” has the meaning ascribed to it in Section 12(ii).
“Convertible Securities” has the meaning ascribed to it in Section 12(ii).
“Corporation” means Air Transport Services Group, Inc., a Delaware corporation.
“DOT Approval” has the meaning ascribed to it in the Investment Agreement.
“Election Mechanic” has the meaning set forth in Section 12(v).
“Equity Interests” means any and all (a) shares, interests, participations or other equivalents (however designated) of capital stock or other voting securities of a corporation, any and all equivalent or analogous ownership (or profit) or voting interests in a Person (other than a corporation), (b) securities convertible into or exchangeable for shares, interests, participations or other equivalents (however designated) of capital stock or voting securities of (or other ownership or profit or voting interests in) such Person, and (c) any and all warrants, rights or options to purchase any of the foregoing, whether voting or nonvoting, and, in each case, whether or not such shares, interests, participations, equivalents, securities, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.
“Exercise Period” has the meaning set forth in Section 3.
“Exercise Price” means $9.73.
“Expiration Time” has the meaning set forth in Section 3.

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“Fair Market Value” means, with respect to any security or other property, the fair market value of such security or other property as determined by the Board of Directors, acting in good faith and evidenced by a written notice delivered promptly to the Warrantholder (which written notice shall include certified resolutions of the Board of Directors in respect thereof). If the Warrantholder objects in writing to the Board of Director’s calculation of fair market value within 10 Business Days of receipt of written notice thereof and the Warrantholder and the Corporation are unable to agree on fair market value during the 10-day period following the delivery of the Warrantholder objection, the Appraisal Procedure may be invoked by either the Corporation or the Warrantholder to determine Fair Market Value by delivering written notification thereof not later than the 30th day after delivery of the Warrantholder objection. For the avoidance of doubt, the Fair Market Value of cash shall be the amount of such cash.
“Governmental Entities” has the meaning ascribed to it in the Investment Agreement.
“HSR Act” has the meaning ascribed to it in the Investment Agreement.
“Initial Number” has the meaning ascribed to it in Section 12(ii).
“Investment Agreement” means the Investment Agreement, dated as of March 8, 2016, as it may be amended from time to time, by and between the Corporation and Amazon, including all annexes, schedules and exhibits thereto.
“Issued Additional Shares” means the aggregate number of shares of Common Stock issued by the Corporation between the date of the Investment Agreement and the date that is four years and six months after such date, including any such shares issued to any employee or board member pursuant to an equity incentive plan of the Corporation in effect as of any such issuance, and excluding any shares issued to the Warrantholder under Warrant-A (as defined in the Investment Agreement), Warrant-B-1 (as defined in the Investment Agreement) and this Warrant, which number shall be determined by the Corporation in good faith, accurately and in a manner consistent with past practice.
“Market Price” means, with respect to the Common Stock or any other security, on any given day, the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, of the shares of the Common Stock or of such security, as applicable, on The NASDAQ Global Select Market on such day. If the Common Stock or such security, as applicable, is not listed on The NASDAQ Global Select Market as of any date of determination, the Market Price of the Common Stock or such security, as applicable, on such date of determination means the closing sale price on such date as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock or such security, as applicable, is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on such date on the principal U.S. national or regional

5

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securities exchange on which the Common Stock or such security, as applicable, is so listed or quoted, or if the Common Stock or such security, as applicable, is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price on such date for the Common Stock or such security, as applicable, in the over-the-counter market as reported by Pink Sheets LLC or similar organization, or, if that bid price is not available, the Market Price of the Common Stock or such security, as applicable, on that date shall mean the Fair Market Value per share as of such date of the Common Stock or such security. For the purposes of determining the Market Price of the Common Stock or any such security, as applicable, on the “trading day” preceding, on or following the occurrence of an event, (a) that trading day shall be deemed to commence immediately after the regular scheduled closing time of trading on the applicable exchange, market or organization, or, if trading is closed at an earlier time, such earlier time and (b) that trading day shall end at the next regular scheduled closing time, or if trading is closed at an earlier time, such earlier time (for the avoidance of doubt, and as an example, if the Market Price is to be determined as of the last trading day preceding a specified event and the closing time of trading on a particular day is 4:00 p.m. and the specified event occurs at 5:00 p.m. on that day, the Market Price would be determined by reference to such 4:00 p.m. closing price).
“NASDAQ Authorization” has the meaning ascribed to it in the Investment Agreement.
“Other Voting Securities” means any, other than (a) Common Stock (and, for the avoidance of doubt, Common Stock expressly excludes, and “Other Voting Securities” expressly includes, any separate class or series of common stock of the Corporation with the right to vote in the election of any directors of the Corporation or otherwise on any other matters (whether separately as a class or series, or together with shares of Common Stock) with respect to which Common Stock is entitled to vote), (b) any rights issued (or any securities issued in respect of such rights) in connection with the adoption of a stockholder rights plan in customary form (including with respect to the receipt of such rights in respect of shares of Common Stock (including Warrant Shares) issued subsequent to the initial dividend or distribution of such rights), or (c) any securities issued to directors, advisors, employees or consultants of the Corporation pursuant to a stock option plan, employee stock purchase plan, restricted stock plan, other employee benefit plan or similar compensatory arrangement or agreement approved by the Board of Directors, any (i) securities with the right to vote in the election of any directors of the Corporation or otherwise on any other matters (whether separately as a class or series, or together with shares of Common Stock) with respect to which Common Stock is entitled to vote, and (ii) securities convertible into or exchangeable for any such securities, and any and all warrants, rights or options to purchase any of the foregoing.
“Other Voting Security Event” means the earliest to occur of the authorization, designation or issuance by the Corporation of, approval or authorization by the

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Corporation of the issuance of, or agreement or other commitment by the Corporation to issue, any Other Voting Securities.
“Permitted Repurchase” means (a) a Repurchase of up to 8,000,000 shares of Common Stock in the aggregate pursuant to one or more “Dutch Auction” tender offers at a price no greater than 10% above the Fair Market Value of the Common Stock at the time of such Repurchase or (b) a purchase of Equity Interests of the Corporation by the Corporation or any Affiliate thereof pursuant to and in compliance with the requirements of Rule 10b-18 under the Exchange Act.
“Permitted Transactions” has the meaning ascribed to it in Section 12(ii).
“Person” has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.
“Post-Issuance Adjustment” has the meaning ascribed to it in Section 12(ii).
“Pricing Date” has the meaning ascribed to it in Section 12(ii).
“Repurchases” means any transaction or series of related transactions to purchase Equity Interests of the Corporation or any of its subsidiaries by the Corporation or any subsidiary thereof for a purchase price greater than Fair Market Value pursuant to any tender offer or exchange offer (whether or not subject to Section 13(e) or 14(e) of the Exchange Act or Regulation 14E promulgated thereunder), whether for cash, Equity Interests of the Corporation, other securities of the Corporation, evidences of indebtedness of the Corporation or any other Person or any other property (including Equity Interests, other securities or evidences of indebtedness of a subsidiary), or any combination thereof, effected while this Warrant is outstanding.
“Repurchased Shares” means the aggregate number of shares of Common Stock repurchased by the Corporation between the date of the Investment Agreement and the four-year and six-month anniversary of such date, which shall be determined by the Corporation in good faith, accurately and in a manner consistent with past practice.
“SEC” means the U.S. Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.
“Stockholders Agreement” means the Stockholders Agreement, dated as of March 8, 2016, as it may be amended from time to time, by and between the Corporation and Amazon, including all annexes, schedules and exhibits thereto.
“Subject Adjustment” has the meaning set forth in Section 12(vii).

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“subsidiary” has the meaning ascribed to it in the Investment Agreement.
“Subject Record Date” has the meaning set forth in Section 12(vii).
“Transaction Documents” has the meaning ascribed to it in the Investment Agreement.
“VWAP” means the volume weighted average price per share of the Common Stock on The NASDAQ Global Select Market (as reported by Bloomberg L.P. (or its successor) or, if not available, by another authoritative source mutually agreed by the Corporation and Amazon) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such trading day.
“Warrant” means this Warrant, issued pursuant to the Investment Agreement.
“Warrant Shares” has the meaning set forth in Section 2.
“Warrantholder” has the meaning set forth in Section 2.
2.    Number of Warrant Shares; Exercise Price. This certifies that, for value received, Amazon or its permitted assigns (the “Warrantholder”) is entitled, upon the terms hereinafter set forth, to acquire from the Corporation, in whole or in part, up to an aggregate of 1,591,333 fully paid and nonassessable shares of Common Stock (the “Warrant Shares”), at a purchase price per share of Common Stock equal to the Exercise Price; provided that, upon issuance of this Warrant, the number of Warrant Shares shall be adjusted immediately to equal the Adjusted Warrant Shares. The Warrant Shares and Exercise Price are subject to further adjustment as provided herein, and all references to “Common Stock,” “Warrant Shares” and “Exercise Price” herein shall be deemed to include any such adjustment or series of adjustments.
3.    Exercise of Warrant; Term; Other Agreements; Cancelation.
(i)    Concurrently with the delivery of this Warrant, the Corporation shall deliver to the Warrantholder a Notice of Adjusted Warrant Shares in the form attached as Annex A hereto setting forth the determination and/or calculation of (a) Issued Additional Shares, (b) Repurchased Shares, (c) Adjusted Outstanding Common Shares, (d) Adjusted Warrant Shares; provided that neither the delivery, nor the failure of the Corporation to deliver, such Notice of Adjusted Warrant Shares shall affect or impair the rights of the parties hereunder.
(ii)    Subject to Section 2, Section 12(v) and Section 13, as well as DOT Approval, the expiration or termination of any applicable waiting period pursuant to the HSR Act, the Charter Amendment and the NASDAQ Authorization, each if applicable, the right to purchase Warrant Shares represented by this Warrant is exercisable, in whole

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or in part by the Warrantholder, at any time or from time to time from and after the date hereof, but in no event later than 5:00 p.m., New York City time, on March 8, 2021 (such time, the “Expiration Time” and such period from and after the date hereof, the “Exercise Period”), by (A) the surrender of this Warrant and the Notice of Exercise attached as Annex B hereto, duly completed and executed on behalf of the Warrantholder, at the principal executive office of the Corporation located at 145 Hunter Drive, Wilmington, OH 45177, Attn: W. Joseph Payne (or such other office or agency of the Corporation in the United States as it may designate by notice in writing to the Warrantholder), and (B) payment of the Exercise Price for the Warrant Shares thereby purchased by, at the sole election of the Warrantholder, either: (i) tendering in cash, by certified or cashier’s check payable to the order of the Corporation, or by wire transfer of immediately available funds to an account designated by the Corporation (such manner of exercise, a “Cash Exercise”) or (ii) without payment of cash, by reducing the number of Warrant Shares obtainable upon the exercise of this Warrant (either in full or in part, as applicable) and payment of the Exercise Price in cash so as to yield a number of Warrant Shares obtainable upon the exercise of this Warrant (either in full or in part, as applicable) equal to the product of (x) the number of Warrant Shares issuable upon the exercise of this Warrant (either in full or in part, as applicable) (if payment of the Exercise Price were being made in cash) and (y) the Cashless Exercise Ratio (such manner of exercise, a “Cashless Exercise”).
(iii)    Notwithstanding the foregoing, if at any time during the Exercise Period the Warrantholder has not exercised this Warrant in full as a result of there being insufficient Warrant Shares available for issuance or the lack of any required corporate approval, the Expiration Date shall be extended until such date as the Warrantholder is able to exercise this Warrant in respect of all vested Warrant Shares.
(iv)    If the Warrantholder does not exercise this Warrant in its entirety, the Warrantholder shall be entitled to receive from the Corporation, upon request, a new warrant of like tenor in substantially identical form for the purchase of that number of Warrant Shares equal to the difference between the number of Warrant Shares subject to this Warrant and the number of Warrant Shares as to which this Warrant is so exercised.
(v)    This Warrant, including with respect to its cancelation, is subject to the terms and conditions of the Investment Agreement and the Stockholders Agreement. Without affecting in any manner any prior exercise of this Warrant (or any Warrant Shares previously issued hereunder), if (a) the Investment Agreement is terminated in accordance with Section 5.1 thereof or (b) the Warrantholder delivers to the Corporation a written, irrevocable commitment not to exercise this Warrant, the Corporation shall have no obligation to issue, and the Warrantholder shall have no right to acquire, the unvested portion of any Warrant Shares under this Warrant.
4.    Issuance of Warrant Shares; Authorization; Listing. Certificates for Equity Interests issued upon exercise of this Warrant shall be issued on the third Business

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Day following the date of exercise of this Warrant in accordance with its terms in the name of the Warrantholder and shall be delivered to the Warrantholder. The Corporation hereby represents and warrants that any Equity Interests issued upon the exercise of this Warrant in accordance with the provisions of Section 3 will be validly issued, fully paid and nonassessable and free of any liens or encumbrances (other than liens or encumbrances created by the Transaction Documents, arising as a matter of applicable law or created by or at the direction of the Warrantholder or any of its Affiliates). The Equity Interests so issued shall be deemed for all purposes to have been issued to the Warrantholder as of the close of business on the date on which this Warrant and payment of the Exercise Price are delivered to the Corporation in accordance with the terms of this Warrant, notwithstanding that the stock transfer books of the Corporation may then be closed or certificates representing such Equity Interests may not be actually delivered on such date. The issuance in full of the Warrant Shares shall require an amendment to the certificate of incorporation of the Corporation, and after such amendment is duly approved and adopted, the Corporation shall at all times reserve and keep available, out of its authorized but unissued Equity Interests, solely for the purpose of providing for the exercise of this Warrant, the aggregate Equity Interests issuable upon exercise of this Warrant in full (disregarding whether or not this Warrant is exercisable by its terms at any such time). The Corporation shall, at its sole expense, procure, subject to issuance or notice of issuance, the listing of any Equity Interests issuable upon exercise of this Warrant on the principal stock exchange on which such Equity Interests are then listed or traded, promptly after such Equity Interests are eligible for listing thereon.
5.    No Fractional Shares or Scrip. No fractional Warrant Shares or other Equity Interests or scrip representing fractional Warrant Shares or other Equity Interests shall be issued upon any exercise of this Warrant. In lieu of any fractional share to which a Warrantholder would otherwise be entitled, the Warrantholder shall be entitled to receive a cash payment equal to the Market Price of the Common Stock or such other Equity Interests on the last trading day preceding the date of exercise less the Exercise Price for such fractional share.
6.    No Rights as Stockholders; Transfer Books. Without limiting in any respect the provisions of the Investment Agreement or the Stockholders Agreement and except as otherwise provided by the terms of this Warrant, this Warrant does not entitle the Warrantholder to (i) receive dividends or other distributions, (ii) consent to any action of the stockholders of the Corporation, (iii) receive notice of or vote at any meeting of the stockholders, (iv) receive notice of any other proceedings of the Corporation, or (v) exercise any other rights whatsoever, in any such case, as a stockholder of the Corporation prior to the date of exercise hereof.
7.    Charges, Taxes and Expenses. Issuance of this Warrant and issuance of certificates for Equity Interests to the Warrantholder upon the exercise of this Warrant shall be made without charge to the Warrantholder for any issue or transfer tax (other

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than taxes in respect of any transfer occurring contemporaneously therewith) or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Corporation.
8.    Transfer/Assignment.
(i)    This Warrant may only be transferred to an Affiliate of Amazon. The Warrant Shares may only be transferred in accordance with the terms of the Stockholders Agreement. Subject to compliance with the first two sentences of this Section 8, the legend as set forth on the cover page of this Warrant and the terms of the Stockholders Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon the books of the Corporation by the registered holder hereof in person or by duly authorized attorney, and a new Warrant shall be made and delivered by the Corporation, of the same tenor and date as this Warrant but registered in the name of one or more transferees, upon surrender of this Warrant, duly endorsed, to the office or agency of the Corporation described in Section 3. If the transferring holder does not transfer the entirety of its rights to purchase all Warrant Shares hereunder, such holder shall be entitled to receive from the Corporation a new Warrant in substantially identical form for the purchase of that number of Warrant Shares as to which the right to purchase was not transferred. All expenses (other than stock transfer taxes) and other charges payable in connection with the preparation, execution and delivery of the new Warrants pursuant to this Section 8 shall be paid by the Corporation, other than the costs and expenses of counsel or any other advisor to the Warrantholder and its transferee.
(ii)    If and for so long as required by the Investment Agreement, this Warrant Certificate shall contain a legend as set forth in Section 4.2 of the Investment Agreement.
9.    Exchange and Registry of Warrant. This Warrant is exchangeable, subject to applicable securities laws, upon the surrender hereof by the Warrantholder to the Corporation, for a new warrant or warrants of like tenor and representing the right to purchase the same aggregate number of Warrant Shares. The Corporation shall maintain a registry showing the name and address of the Warrantholder as the registered holder of this Warrant. This Warrant may be surrendered for exchange or exercise, in accordance with its terms, at the office of the Corporation, and the Corporation shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.
10.    Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Corporation of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction, upon receipt of a bond, indemnity or security reasonably satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Corporation shall make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same

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aggregate number of Warrant Shares as provided for in such lost, stolen, destroyed or mutilated Warrant.
11.    Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding day that is a Business Day.
12.    Adjustments and Other Rights. The Exercise Price and Warrant Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as follows; provided that if more than one subsection of this Section 12 is applicable to a single event, the subsection shall be applied that produces the largest adjustment and no single event shall cause an adjustment under more than one subsection of this Section 12 so as to result in duplication.
(i)    Stock Splits, Subdivisions, Reclassifications or Combinations. If the Corporation shall at any time or from time to time (a) declare, order, pay or make a dividend or make a distribution on its Common Stock in shares of Common Stock, (b) split, subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares or (c) combine or reclassify the outstanding shares of Common Stock into a smaller number of shares, the number of Warrant Shares issuable upon exercise of this Warrant at the time of the record date for such dividend or distribution or the effective date of such split, subdivision, combination or reclassification shall be proportionately adjusted so that the Warrantholder immediately after such record date or effective date, as the case may be, shall be entitled to purchase the number of shares of Common Stock which such holder would have owned or been entitled to receive in respect of the shares of Common Stock subject to this Warrant after such date had this Warrant been exercised in full immediately prior to such record date or effective date, as the case may be (disregarding whether or not this Warrant had been exercisable by its terms at such time). In the event of such adjustment, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such split, subdivision, combination or reclassification shall be immediately adjusted to the number obtained by dividing (x) the product of (1) the number of Warrant Shares issuable upon the exercise of this Warrant in full before the adjustment determined pursuant to the immediately preceding sentence (disregarding whether or not this Warrant was exercisable by its terms at such time) and (2) the Exercise Price in effect immediately prior to the record or effective date, as the case may be, for the dividend, distribution, split, subdivision, combination or reclassification giving rise to such adjustment by (y) the new number of Warrant Shares issuable upon exercise of the Warrant in full determined pursuant to the immediately preceding sentence (disregarding whether or not this Warrant is exercisable by its terms at such time).
(ii)    Certain Issuances of Common Shares or Convertible Securities. If the Corporation shall at any time or from time to time issue shares of Common Stock (or

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rights or warrants or any other securities or rights exercisable or convertible into or exchangeable (collectively, a “conversion”) for shares of Common Stock) (collectively, “convertible securities”) (other than in Permitted Transactions or a transaction to which the adjustments set forth in subsection (i) of this Section 12 are applicable), without consideration or at a consideration per share (or having a conversion price per share) that is less than 100% of the Market Price of Common Stock immediately prior to the date of the agreement on pricing of such shares(or of such convertible securities) (such date of agreement, the “Pricing Date”) then, in such event:
(A) the number of Warrant Shares issuable upon the exercise of this Warrant immediately prior to the Pricing Date (the “Initial Number”) shall be increased to the number obtained by multiplying the Initial Number by a fraction (I) the numerator of which shall be the sum of (x) the number of shares of Common Stock outstanding immediately prior to the Pricing Date and (y) the number of additional shares of Common Stock issued (or into which convertible securities may be converted) and (II) the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding immediately prior to the Pricing Date and (y) the number of shares of Common Stock (rounded to the nearest whole share) which the Aggregate Consideration in respect of such issuance of shares of Common Stock (or convertible securities) would purchase at the Market Price of Common Stock immediately prior to the Pricing Date; and
(B) the Exercise Price payable upon exercise of this Warrant shall be adjusted by multiplying such Exercise Price in effect immediately prior to the Pricing Date by a fraction, the numerator of which shall be the number of shares of Common Stock issuable upon exercise of this Warrant in full immediately prior to the adjustment pursuant to clause (A) above (disregarding whether or not this Warrant was exercisable by its terms at such time), and the denominator of which shall be the number of shares of Common Stock issuable upon exercise of this Warrant in full immediately after the adjustment pursuant to clause (A) above (disregarding whether or not this Warrant is exercisable by its terms at such time).
For purposes of the foregoing, (1) the “Aggregate Consideration” in respect of such issuance of shares of Common Stock (or convertible securities) shall be deemed to be equal to the sum of the net offering price (before deduction of any related expenses payable to third parties, including discounts and commissions) of all such shares of Common Stock and convertible securities, plus the aggregate amount, if any, payable upon conversion of any such convertible securities (assuming conversion in accordance with their terms immediately following their issuance (and further assuming for this purpose that such convertible securities are convertible at such time)); (2) in the case of the issuance of such shares of Common Stock or convertible securities for, in whole or in part, any non-cash property (or in the case of any non-cash property payable upon conversion of any such convertible securities), the consideration represented by such non-

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cash property shall be deemed to be the Market Price (in the case of securities) and/or Fair Market Value (in all other cases), as applicable, of such non-cash property as of immediately prior to the Pricing Date (before deduction of any related expenses payable to third parties, including discounts and commissions); (3) on any increase in the number of shares of Common Stock deliverable upon conversion of any such issued convertible securities, and/or any decrease in the consideration receivable by the Corporation in respect of any such conversion (each, a “Post-Issuance Adjustment”), then, to the extent that, in respect of the same facts and events, the adjustment provisions set forth in this Section 12 (excluding this clause (3)) do not result in a proportionate increase in the number of Warrant Shares issuable upon the exercise of this Warrant, and/or proportionate decrease in the Exercise Price payable upon exercise of this Warrant, in each case equal to or greater than the proportionate increase and/or decrease, respectively, in respect of such convertible securities, then the number of Warrant Shares issuable, and the Exercise Price payable, upon exercise of this Warrant, in each case then in effect, shall forthwith be readjusted to such number of Warrant Shares and such Exercise Price as would have been obtained had the Post-Issuance Adjustment been effective in respect of such convertible securities as of immediately prior to the Pricing Date of such convertible securities; (4) if the Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant shall have been adjusted upon the issuance of any convertible securities in accordance with this Section 12, subject to clause (3) above, no further adjustment of the Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant shall be made for the actual issuance of shares of Common Stock upon the actual conversion of such convertible securities in accordance with their terms; and (5) “Permitted Transactions” shall include (a) issuances of shares of Common Stock (including upon exercise of options) to directors, advisors, employees or consultants of the Corporation pursuant to a stock option plan, employee stock purchase plan, restricted stock plan, other employee benefit plan or other similar compensatory agreement or arrangement approved by the Board of Directors and (b) the exercise of this Warrant. Any adjustment made pursuant to this Section 12(ii) shall become effective immediately upon the date of such issuance. For the avoidance of doubt, no increase to the Exercise Price or decrease in the number of Warrant Shares issuable upon exercise of this Warrant shall be made pursuant to this Section 12(ii).
(iii)    Distributions. If the Corporation shall fix a record date for the making of a dividend or other distribution (by spin-off or otherwise) on shares of Common Stock, whether in cash, Equity Interests of the Corporation, other securities of the Corporation, evidences of indebtedness of the Corporation or any other Person or any other property (including Equity Interests, other securities or evidences of indebtedness of a subsidiary), or any combination thereof, excluding (A) dividends or distributions subject to adjustment pursuant to Section 12(i) or (B) dividends or distributions of rights in connection with the adoption of a stockholder rights plan in customary form (including with respect to the receipt of such rights in respect of shares of Common Stock (including Warrant Shares) issued subsequent to the initial dividend or distribution of such rights),

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then in each such case, the number of Warrant Shares issuable upon exercise of this Warrant in full (disregarding whether or not this Warrant had been exercisable by its terms at such time) shall be increased by multiplying such number of Warrant Shares by a fraction, the numerator of which is the Market Price per share of Common Stock on such record date and the denominator of which is the Market Price per share of Common Stock on such record date less the Fair Market Value of the cash and/or any other property, as applicable, to be so paid or distributed in such dividend or distribution in respect of one share of Common Stock (in each case as of the record date of such dividend or distribution); such adjustment shall take effect on the record date for such dividend or distribution. In the event of such adjustment, the Exercise Price shall immediately be decreased by multiplying such Exercise Price by a fraction, the numerator of which is the number of Warrant Shares issuable upon the exercise of this Warrant in full immediately prior to such adjustment (disregarding whether or not this Warrant was exercisable by its terms at such time), and the denominator of which is the new number of Warrant Shares issuable upon exercise of this Warrant determined in accordance with the immediately preceding sentence. Notwithstanding the foregoing, in the event that the Fair Market Value of the cash and/or any other property, as applicable, to be so paid or distributed in such dividend or distribution in respect of one share of Common Stock (in each case as of the record date of such dividend or distribution) is equal to or greater than the Market Price per share of Common Stock on such record date, then proper provision shall be made such that upon exercise of this Warrant, the Warrantholder shall receive, in addition to the applicable Warrant Shares, the amount and kind of such cash and/or any other property such Warrantholder would have received had such Warrantholder exercised this Warrant immediately prior to such record date (disregarding whether or not this Warrant had been exercisable by its terms at such time). For purposes of the foregoing, in the event that such dividend or distribution in question is ultimately not so made, the Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant then in effect shall be readjusted, effective as of the date when the Board of Directors determines not to make such dividend or distribution, to the Exercise Price that would then be in effect and the number of Warrant Shares that would then be issuable upon exercise of this Warrant if such record date had not been fixed. For the avoidance of doubt, no increase to the Exercise Price or decrease in the number of Warrant Shares issuable upon exercise of this Warrant shall be made pursuant to this Section 12(iii).
Notwithstanding the foregoing provisions of this Section 12(iii), in the event that all or any portion of any such dividend or other distribution is in Other Voting Securities, then with respect to such dividend or distribution (or such portion thereof that is in Other Voting Securities, as applicable), the Warrantholder shall have the option, exercisable in writing delivered to the Corporation within seven Business Days of such Warrantholder’s receipt of the Corporation’s notice pursuant to Section 12(ix) relating to such dividend or other distribution, to elect (1) for the foregoing adjustments set forth in this Section 12(iii) to apply with respect to such dividend or distribution (or such portion thereof that

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is in Other Voting Securities, as applicable) or (2) in lieu of the foregoing adjustments set forth in this Section 12(iii) with respect to such dividend or distribution (or such portion thereof that is in Other Voting Securities, as applicable), but, for all purposes of this clause (2), after giving effect to the foregoing adjustments set forth in this Section 12(iii) with respect to any portion of such dividend or distribution that is in securities, cash and/or any other property, in each case other than Other Voting Securities, for its right to receive Warrant Shares upon exercise of this Warrant to be converted, effective as of the record date of such dividend or distribution, into the right to exercise this Warrant to acquire such Warrant Shares plus the Other Voting Securities that such Warrant Shares would have been entitled to receive upon consummation of such dividend or distribution, assuming the exercise in full of this Warrant immediately prior to such record date (disregarding whether or not this Warrant was exercisable by its terms at such time); provided that for purposes of this clause (2), (x) the number and type of Other Voting Securities so deliverable upon any exercise of this Warrant shall be adjusted to take into account any stock or security dividends, splits, reverse splits, spin-offs, split-ups, mergers, reclassifications, reorganizations, recapitalizations, combinations or exchanges of securities and the like from and after the consummation of such dividend or distribution in question and at or prior to such exercise of this Warrant, and (y) with respect to any such Other Voting Securities that are described in clause (b) of the definition of Other Voting Securities, the terms of such Other Voting Securities, as issued upon exercise of this Warrant, shall take into account any anti-dilution or other adjustments that would have been applicable to such Other Voting Securities had such Other Voting Securities been outstanding from and after the consummation of such dividend or distribution in question. In the event that such dividend or distribution in question (or such portion thereof that is in Other Voting Securities, as applicable) is ultimately not so made, this Warrant shall be readjusted, effective as of the date when the Board of Directors determines not to make such dividend or distribution (or such portion thereof that is in Other Voting Securities, as applicable), as though the record date thereof had not been fixed.
(iv)    Repurchases. If the Corporation or any subsidiary thereof shall at any time or from time to time effect Repurchases (other than a Permitted Repurchase), the Exercise Price then in effect and the number of Warrant Shares issuable upon the exercise of this Warrant shall be immediately adjusted, in each case in accordance with the foregoing provisions of this Section 12, as if, in lieu of such Repurchases, the Corporation had (A) first, declared and paid a dividend, in cash, on shares of Common Stock in an aggregate amount equal to the Assumed Payment Amount, with a record date as of the trading day immediately preceding the first public disclosure of the Corporation’s (or such subsidiary’s) intent to effect such Repurchase, and (B) second, effected a reverse-split of Common Stock, in the proportion required to reduce the number of shares of Common Stock outstanding from (1) the number of such shares outstanding immediately prior to the first purchase of Equity Interests comprising such Repurchases to (2) the number of such shares outstanding immediately following the last

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purchase of Equity Interests comprising such Repurchases (in the case of this clause (B), with such adjustments as are appropriate to exclude the effect of any issuances of Equity Interests, and any dividends, distributions, splits, subdivisions, reclassifications and combinations subject to adjustment pursuant to Section 12(i), in each case from and after the first purchase of Equity Interests comprising such Repurchases and at or prior to the last purchase of Equity Interests comprising such Repurchases). For the avoidance of doubt, no increase to the Exercise Price or decrease in the number of Warrant Shares issuable upon exercise of this Warrant shall be made pursuant to this Section 12(iv). For purposes of the foregoing, the “Assumed Payment Amount” with respect to any Repurchases shall mean the aggregate Market Price (in the case of securities) and/or Fair Market Value (in the case of cash and/or any other property), as applicable, as of such Repurchases, of the aggregate consideration paid to effect such Repurchases.
(v)    Change of Control Transactions. In case of any Change of Control Transaction or reclassification of Common Stock (other than a reclassification of Common Stock subject to adjustment pursuant to Section 12(i)), notwithstanding anything to the contrary contained herein, (a) the Corporation shall notify the Warrantholder in writing of such Change of Control Transaction or reclassification as promptly as practicable, (b) subject to clause (c) below, solely in the event of a Change of Control Transaction that is a Business Combination or a reclassification, the Warrantholder’s right to receive Warrant Shares upon exercise of this Warrant shall be converted, effective upon the occurrence of such Business Combination or reclassification, into the right to exercise this Warrant to acquire the number of shares of stock or other securities or property (including cash) that the Common Stock issuable (at the time of such Business Combination or reclassification) upon exercise of this Warrant immediately prior to such Business Combination or reclassification would have been entitled to receive upon consummation of such Business Combination or reclassification, and (c) all Warrant Shares which are not then vested shall vest fully and become non-forfeitable and immediately exercisable upon consummation of such Change of Control Transaction or reclassification. In determining the kind and amount of stock, securities or the property receivable upon exercise of this Warrant upon and following adjustment pursuant to this paragraph, if the holders of Common Stock have the right to elect the kind or amount of consideration receivable upon consummation of such Business Combination (an “Election Mechanic”), then the Warrantholder shall have the right to make the same election upon exercise of this Warrant with respect to the number of shares of stock or other securities or property which the Warrantholder shall receive upon exercise of this Warrant. The Corporation, or the Person or Persons formed by the applicable Business Combination or reclassification, or that acquire(s) the applicable shares of Common Stock, as the case may be, shall make lawful provisions to establish such rights and to provide for such adjustments that, for events from and after such Business Combination or reclassification, shall be as nearly equivalent as possible to the rights and adjustments provided for herein, and the Corporation shall not be a party to or

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permit any such Business Combination or reclassification to occur unless such provisions are made as a part of the terms thereof.
(vi)    Rounding of Calculations; Minimum Adjustments. All calculations under this Section 12 shall be made to the nearest one-tenth (1/10th) of a cent or to the nearest one-hundredth (1/100th) of a share, as the case may be. Any provision of this Section 12 to the contrary notwithstanding, no adjustment in the Exercise Price or the number of Warrant Shares into which this Warrant is exercisable shall be made if the amount of such adjustment would be less than $0.01 or one-tenth (1/10th) of a share of Common Stock, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or 1/10th of a share of Common Stock, or more.
(vii)    Timing of Issuance of Additional Securities Upon Certain Adjustments. In any case in which (a) the provisions of this Section 12 shall require that an adjustment (the “Subject Adjustment”) shall become effective immediately after a record date (the “Subject Record Date”) for an event and (b) the Warrantholder exercises this Warrant after the Subject Record Date and before the consummation of such event, the Corporation may defer until the consummation of such event (i) issuing to such Warrantholder the incrementally additional shares of Common Stock or other property issuable upon such exercise by reason of the Subject Adjustment and (ii) paying to such Warrantholder any amount of cash in lieu of a fractional share of Common Stock; provided, however, that the Corporation upon request shall promptly deliver to such Warrantholder a due bill or other appropriate instrument evidencing such Warrantholder’s right to receive such additional shares (or other property, as applicable), and such cash, upon the consummation of such event.
(viii)    Statement Regarding Adjustments. Whenever the Exercise Price or the Warrant Shares into which this Warrant is exercisable shall be adjusted as provided in Section 12, the Corporation shall forthwith prepare a statement showing in reasonable detail the facts requiring such adjustment and the Exercise Price that shall be in effect and the Warrant Shares into which this Warrant shall be exercisable after such adjustment, and cause a copy of such statement to be delivered to the Warrantholder as promptly as practicable.
(ix)    Notice of Adjustment Event. In the event that the Corporation shall propose to take any action of the type described in this Section 12 (but only if the action of the type described in this Section 12 would result in an adjustment in the Exercise Price or the Warrant Shares into which this Warrant is exercisable or a change in the type of securities or property to be delivered upon exercise of this Warrant), the Corporation shall provide written notice to the Warrantholder, which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth the facts with respect thereto as

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shall be reasonably necessary to indicate the effect on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed. In case of all other action, such notice shall be given at least 10 days prior to the taking of such proposed action unless the Corporation reasonably determines in good faith that, given the nature of such action, the provision of such notice at least 10 days in advance is not reasonably practicable from a timing perspective, in which case such notice shall be given as far in advance prior to the taking of such proposed action as is reasonably practicable from a timing perspective.
(x)    Adjustment Rules. Any adjustments pursuant to this Section 12 shall be made successively whenever an event referred to herein shall occur. If an adjustment in Exercise Price made hereunder would reduce the Exercise Price to an amount below par value of the Common Stock, then such adjustment in Exercise Price made hereunder shall reduce the Exercise Price to the par value of the Common Stock.
(xi)    No Impairment. The Corporation shall not, by amendment of its certificate of incorporation, bylaws or any other organizational document, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant. In furtherance and not in limitation of the foregoing, the Corporation shall not take or permit to be taken any action which would entitle the Warrantholder to an adjustment under this Section 12 if the total number of shares of Common Stock issuable after such action upon exercise of this Warrant in full (disregarding whether or not this Warrant is exercisable by its terms at such time), together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon the exercise in full of any and all outstanding Equity Interests (disregarding whether or not any such Equity Interests are exercisable by their terms at such time) would exceed the total number of shares of Common Stock then authorized by its certificate of incorporation.
(xii)    Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 12, the Corporation shall take any and all action which may be necessary, including obtaining regulatory or other governmental, NASDAQ or other applicable securities exchange, corporate or stockholder approvals or exemptions, in order that the Corporation may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock, or all other securities or other property, that the Warrantholder is entitled to receive upon exercise of this Warrant pursuant to this Section 12.

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13.    Mandatory Exercise Upon Change of Control. Notwithstanding anything to the contrary contained herein, in the event of the consummation prior to the Expiration Time of a Business Combination where all outstanding shares of Common Stock are exchanged solely for cash consideration, the Corporation shall have the right to cause the Warrantholder to exercise this Warrant; provided that the Corporation must give written notice to the Warrantholder at least 10 Business Days prior to the date of consummation of such qualifying Business Combination, which notice shall specify the expected date on which such qualifying Business Combination is to take place and set forth the facts with respect thereto as shall be reasonably necessary to indicate the amount of cash deliverable upon exercise of this Warrant and to each outstanding share of Common Stock; provided, further that the Corporation may only cause this Warrant to be exercised concurrently with the consummation of such qualifying Business Combination and the Warrantholder shall be entitled to receive the cash consideration as determined pursuant to Section 12(v). If the Warrantholder is required to exercise this Warrant pursuant to this Section 13, the Warrantholder shall notify the Corporation within five Business Days after receiving the Corporation’s written notice described above in this Section 13 whether it is electing to exercise this Warrant through a Cash Exercise or a Cashless Exercise. If the Warrantholder (i) does not provide such notice within five Business Days after receiving the Corporation’s written notice described above in this Section 13, or (ii) elects a Cash Exercise but does not pay the applicable Exercise Price for the Warrant Shares thereby purchased to the Corporation upon the consummation of such qualifying Business Combination then, in either such case, the Corporation shall effect the exercise of this Warrant through a Cashless Exercise.
14.    Governing Law and Jurisdiction. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In addition, each of the parties (a) submits to the personal jurisdiction of the Delaware Court of Chancery in and for New Castle County, or in the event (but only in the event) that such Delaware Court of Chancery does not have subject matter jurisdiction over such dispute, the United States District Court for the District of Delaware, or in the event (but only in the event) that such United States District Court also does not have jurisdiction over such dispute, any Delaware State court sitting in New Castle County, in the event any dispute (whether in contract, tort or otherwise) arises out of this Warrant or the transactions contemplated hereby, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (c) agrees that it shall not bring any claim, action or proceeding relating to this Warrant or the transactions contemplated hereby in any court other than the Delaware Court of Chancery in and for New Castle County, or in the event (but only in the event) that such Delaware Court of Chancery does not have subject matter jurisdiction over such claim, action or proceeding the United

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States District Court for the District of Delaware, or in the event (but only in the event) that such United States District Court also does not have jurisdiction over such claim, action or proceeding, any Delaware State court sitting in New Castle County. Each party agrees that service of process upon such party in any such claim, action or proceeding shall be effective if notice is given in accordance with the provisions of this Warrant.
15.    Binding Effect. This Warrant shall be binding upon any successors or assigns of the Corporation.
16.    Amendments. This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Corporation and the Warrantholder.
17.    Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other shall be in writing and shall be deemed to have been duly given (a) if sent by registered or certified mail in the United States return receipt requested, upon receipt, (b) if sent by nationally recognized overnight air courier, one Business Day after mailing, (c) if sent by email or facsimile transmission, with a copy mailed on the same day in the manner provided in clauses (a) or (b) of this Section 17 when transmitted and receipt is confirmed, or (d) if otherwise personally delivered, when delivered. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.
If to the Corporation, to:
Air Transport Services Group, Inc.
145 Hunter Drive
Wilmington, OH 45177
Attn:    W. Joseph Payne
Fax:    [*]
Email:    [*]
with a copy to (which copy alone shall not constitute notice):
Winston & Strawn LLP
333 S. Grand Avenue
38th Floor
Attn:     C. James Levin
Fax:     [*]
Email:    [*]
If to the Warrantholder, to:

21

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Amazon.com, Inc.
410 Terry Avenue North
Seattle, WA 98109-5210
Attn:    General Counsel
Fax:     [*]
with a copy to (which copy alone shall not constitute notice):
Debevoise & Plimpton LLP
919 Third Avenue
New York, NY 10022
Attn:     William D. Regner
Fax:    [*]
Email:    [*]
18.    Entire Agreement. This Warrant and the form attached hereto, the Investment Agreement, the other Transaction Documents (as defined in the Investment Agreement) and the Confidentiality Agreement constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof.
19.    Specific Performance. The parties agree that failure of any party to perform its agreements and covenants hereunder, including a party’s failure to take all actions as are necessary on such party’s part in accordance with the terms and conditions of this Warrant to consummate the transactions contemplated hereby, will cause irreparable injury to the other party, for which monetary damages, even if available, will not be an adequate remedy. It is agreed that the parties shall be entitled to equitable relief including injunctive relief and specific performance of the terms hereof, without the requirement of posting a bond or other security, and each party hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of a party’s obligations and to the granting by any court of the remedy of specific performance of such party’s obligations hereunder, this being in addition to any other remedies to which the parties are entitled at law or equity.
[Remainder of page intentionally left blank]

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Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be duly executed by a duly authorized officer.
Dated: September 8, 2020
AIR TRANSPORT SERVICES GROUP, INC.

By:    ______________________________________
Name:
Title:

Acknowledged and Agreed

AMAZON.COM, INC.

By:    ______________________________________
Name:
Title:

[Signature Page to Warrant]

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Annex A
[Form of Notice of Adjusted Warrant Shares]
Date:

TO:     Amazon.com, Inc.
RE:     Notice of Adjusted Warrant Shares
Reference is made to that certain Warrant to Purchase Common Stock, dated as of September 8, 2020 (the “Warrant”), issued to Amazon.com, Inc., representing a warrant to purchase 1,591,333 shares of common stock of Air Transport Services Group, Inc. (the “Corporation”). Capitalized terms used herein without definition are used as defined in the Warrant.
The undersigned hereby delivers notice to you setting forth the following with respect to the calculation of Adjusted Warrant Shares under the terms of the Warrant:

1.	Issued Additional Shares: __________.

2.	Repurchased Shares: __________.

3.	Adjusted Outstanding Common Shares: 64,375,021
(+)    __________1
Issued Additional Shares.
(--)    __________2     Repurchased Shares.
(=)    __________.

4.	Adjusted Warrant Shares: __________[3] Adjusted Outstanding Common Shares.
(x)    0.199
(÷)    0.801
(--)    12,810,629
(--)    1,591,333
(=)    __________.

____________________________
1 Issued Additional Shares
2 Repurchased Shares
3 Adjusted Outstanding Common Shares

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

AIR TRANSPORT SERVICES GROUP, INC.

By:    ______________________________
Name:    ______________________________
Title:    ______________________________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Annex B
[Form of Notice of Exercise]
Date:

TO:     Air Transport Services Group, Inc.
RE:     Election to Purchase Common Stock
The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby agrees to subscribe for and purchase the number of shares of the Common Stock set forth below covered by such Warrant. The undersigned, in accordance with Section 3 of the Warrant, hereby agrees to pay the aggregate Exercise Price for such shares of Common Stock. A new warrant evidencing the remaining shares of Common Stock covered by such Warrant, but not yet subscribed for and purchased, if any, should be issued in the name of the Warrantholder.
Number of shares of Common Stock with respect to which the Warrant is being exercised (including shares to be withheld as payment of the Exercise Price pursuant to Section 3(i), if any):
______________________________________
Method of Payment of Exercise Price (note if cashless exercise pursuant to Section 3(ii)(B)(ii) of the Warrant or cash exercise pursuant to Section 3(ii)(B)(i) of the Warrant):
___________________________________
Aggregate Exercise Price: _______________________________
Holder:    __________________________________
By:        __________________________________
Name:        __________________________________
Title:        __________________________________